UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22253

Nuveen AMT-Free Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

October 7, 2022

Nuveen Investments, Inc.

333 West Wacker Drive

Chicago, IL 60606

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE: Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Enhanced Municipal Value Fund (NEV)

(collectively, the “Funds”)

Ladies and Gentlemen:

We are filing an amendment to Form Type N-CSR for the Funds, originally filed on 06-Jan-2022:

1.	Nuveen Municipal Value Fund, Inc.

Accession Number: 0001821268-22-000015

Filed: 06-Jan-2022 13:44

2.	Nuveen AMT-Free Municipal Value Fund

Accession Number: 0001821268-22-000016

Filed: 06-Jan-2022 13:45

3.	Nuveen Municipal Income Fund, Inc.

Accession Number: 0001821268-22-000014

Filed: 06-Jan-2022 13:43

4.	Nuveen Enhanced Municipal Value Fund

Accession Number: 0001821268-22-000013

Filed: 06-Jan-2022 13:41

Explanation: We have amended these filings for the following:

The “(continued)” page within each Fund’s Performance Overview and Holding Summaries indicated that the end of the reporting period was April 30, 2021. We have corrected that to be October 31, 2021.

The Statement of Changes in Net Assets for NMI and NEV was inadvertently labeled as “(Unaudited)” for the year ended 10/31/21 and the year ended 10/31/20. We have removed “(Unaudited).”

Sincerely,

Nuveen Investments, Inc.

/s/ Gina Spunder

Gina Spunder

Assistant Vice President and Assistant Secretary

312-917-8176

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2021

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.

As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.

Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.

We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
December 22, 2021

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Important Notices

For Shareholders of

Nuveen AMT- Free Municipal Value Fund (NUW)

Nuveen Enhanced Municipal Value Fund (NEV)

Fund Reorganizations

Effective prior to the opening of business on March 8, 2021, Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) were reorganized into NUW (each a “Reorganization” and collectively, the “Reorganizations”). Refer to Note 1 and Note 10 of the Notes to Financial Statements within this report for further details on the Reorganizations.

After the end of the reporting period, during December 2021, NEV’s Board of Trustees approved a proposal that, if approved by Shareholders and if other customary closing conditions are met, would result in the reorganization of NEV into Nuveen Municipal Credit Income Fund (NZF). More details about the Fund’s Reorganization is available on www.nuveen.com/cef.

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Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Enhanced Municipal Value Fund (NEV)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin serve as portfolio managers of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.

Here the portfolio management teams discuss U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2021?

Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, while not technically a pandemic spending measure, the $1.2 trillion Infrastructure Investment and Jobs Act that funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems was signed into law after the close of this reporting period on November 15, 2021. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. To recap, in March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia further amplified oil price volatility. In late 2020, the announcement of high efficacy rates in several COVID 19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.1% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “second” estimate released by the Bureau of Economic Analysis.

Although supply bottlenecks, labor shortages and higher inflation have weighed on economic growth in the short term, consumer demand remains strong. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was initially announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy tightening, markets remained concerned about the political gridlock over raising the debt ceiling – the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government approved a $2.5 trillion increase to the debt limit, averting a default at the end of 2021.)

Although U.S. Treasury yields moved higher in the twelve-month reporting period, most notably in 10-year maturities, municipal yields at the long end of the yield curve were broadly unchanged. While a rising rate environment would typically signal a more challenging environment for municipal bonds, the improving fundamental credit backdrop and favorable supply-demand dynamics helped the municipal market stay resilient. Economic reopening and vaccine distribution bolstered investor confidence while the revenue recovery for many municipal issuers was V-shaped and strong. Additionally, the American Rescue Plan Act signed into law in March 2021 provided federal aid to the already improving financial positions of state and local governments. Credit ratings agencies upgraded their outlooks for most municipal sectors from negative to stable, and individual credit upgrades exceeded downgrades by a 2-to-1 margin in this reporting period. Overall, default risk stayed notably moderate. Supply issuance in 2021 year-to-date remained on pace with 2020’s record volume, with a significant, albeit moderating, proportion of issuance in taxable municipals and refunding deals. Demand also stayed strong, with consistently positive inflows that further supported credit spread narrowing and municipal bond performance.

Municipal bonds generally performed well in the twelve-month reporting period. Municipal yields increased across the short to intermediate maturity range while remaining nearly unchanged at the long end, leading to the outperformance of longer maturity municipal bonds. Credit spreads tightened significantly as the economic recovery progressed and demand remained strong for credits offering higher yields.

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Portfolio Managers’ Comments (continued)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021, and how did these strategies influence performance?

Each Fund’s investment objective is to provide current income exempt from regular federal income tax. Each Fund invests primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

NUV traded actively during the reporting period, adding bonds across a diverse group of sectors, primarily coupon structures with longer maturities, and focused on intermediate credit quality (BBB, A and low AA rated) paper. NUV tended to buy more new issues than secondary market offerings, as a result of attractive availability and the relative value on offer in the new issue market. Most of the purchases were funded with the proceeds from maturing and called bonds, although the portfolio management team sold some lower book yield positions at a loss to reinvest in more attractive, higher book yield opportunities. Portfolio management implemented this approach to enhance the Fund’s income earning capability and seek to make the Fund more tax efficient.

NUW’s additions focused on intermediate credit quality during the reporting period. Most of the new purchases were financed with cash from called and maturing bonds. NUW did not have any material sales, but sold some pre-refunded bonds to fund new purchases and did some tax loss swaps when the prevailing environment was favorable.

NMI’s credit weightings did not change significantly in the first half of the reporting period. However, over the second half of the reporting period, NMI added marginally to the AA category. The activity resulted in a slight paring back of other investment grade rating categories, although the adjustment was the result of security specific opportunities.

NEV’s trading activity was relatively light during the reporting period. The Fund reinvested the income from bond calls and maturities into positions in the transportation and health care sectors, along with a refunding deal for a Queens, New York ballpark and a Richmond, Virginia public utility. The Fund took advantage of some tax loss swapping opportunities when they became available. There were no meaningful sales in NEV.

As of October 31, 2021, NUV, NUW and NEV continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, the Funds outperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

During the reporting period, longer maturity ranges consistently outperformed shorter ranges. The overweight allocations to longer duration bonds in the portfolios of NUV, NUW and NEV were the primary drivers of the positive benchmark-relative performance. For NEV’s portfolio, duration and yield curve positioning was not a material factor affecting performance for the reporting period. All four of the portfolios were well positioned from a credit quality standpoint, with overweights to lower rated investment grade and high yield credits, which generally outperformed.

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Individual credit selection was an additional positive driver of relative performance for the portfolios. A top contributor across all four of the portfolios was their respective positions in Metropolitan Pier and Exposition Authority McCormick Place in Chicago, which was supported by the economic reopening, credit outlook upgrades and improved investor confidence. In NMI and NEV, each portfolio’s position in Brightline Trains was a leading contributor. Brightline’s prospects continued to improve with the ongoing construction of its Orlando route and planned extension to Disney World, new contracts for commuter rail in Miami-Dade and Broward Counties, and the full-service reopening of its Miami, Fort Lauderdale and West Palm Beach stations in early November 2021 (after the close of this reporting period). An additional top contributor for NEV’s portfolio was Energy Harbor common stock, which was acquired during a restructuring. The stock price appreciated on several tailwinds, namely, strong demand for energy generation as the economy reopened, rising electricity prices, and U.S. and global governments’ focus on low carbon energy sources like nuclear power, as well as the company’s increasing distance from the bankruptcy of its parent company.

Partially offsetting the outperformance of the portfolios of NUV, NUW and NEV were bonds bought in late summer when interest rates were at cyclical lows, as well as short-dated highly rated names. Larger detractors in NEV’s portfolio included single-family housing bonds, which underperformed as the low interest rate environment accelerated mortgage prepayments. Despite the underperformance, the investment team remains constructive on the sector and continued to hold the bonds at the end of the reporting period.

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Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage. The Fund obtains leverage through investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period.

The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage had a negligible impact on the performance of NUV, NUW and NEV over the reporting period.

As of October 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.33%	1.35%	0.00%	33.67%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

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Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2020	$0.0310	$0.0390	$0.0330	$0.0610
December	0.0310	0.0390	0.0330	0.0610
January	0.0310	0.0390	0.0330	0.0610
February	0.0310	0.0390	0.0330	0.0610
March	0.0310	0.0390	0.0330	0.0610
April	0.0310	0.0390	0.0330	0.0610
May	0.0310	0.0390	0.0330	0.0610
June	0.0310	0.0390	0.0330	0.0610
July	0.0280	0.0390	0.0300	0.0610
August	0.0280	0.0390	0.0300	0.0610
September	0.0280	0.0390	0.0300	0.0610
October 2021	0.0280	0.0390	0.0270	0.0565
Total Distributions from Net Investment Income	$0.3600	$0.4680	$0.3810	$0.7275
Total Distributions from Long Term Capital Gains*	$ —	$ —	$ —	$0.2340
Total Distributions	$0.3600	$0.4680	$0.3810	$0.9615

Yields
Market Yield**	3.00%	2.79%	2.78%	4.37%
Taxable-Equivalent Yield**	5.03%	4.61%	4.66%	7.25%

*	Distribution paid in December 2020.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Common Share Information (continued)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table.

	NUW	NMI
Additional authorized common shares	1,500,000*	2,200,000
* Represents additional authorized common shares for the period November 1, 2020 through August 31, 2021.

During the current reporting period, NMI sold common shares through its Shelf Offering at a weighted average premium to the NAV per common share as shown in the accompanying table.

NMI
Common shares sold through shelf offering	834,470
Weighted average premium to NAV per common share sold	2.35%

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Directors/Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of October 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,740,000	1,795,000	985,000	2,495,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of October 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NUV	NUW	NMI	NEV
Common share NAV	$10.62	$17.33	$11.27	$15.77
Common share price	$11.21	$16.76	$11.65	$15.52
Premium/(Discount) to NAV	5.56%	(3.29)%	3.37%	(1.59)%
Average premium/(discount) to NAV	5.55%	(4.06)%	1.78%	2.94%

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NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NUV at Common Share NAV	4.79%	4.16%	5.09%
NUV at Common Share Price	7.19%	6.23%	5.73%
S&P Municipal Bond Index	2.76%	3.33%	3.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

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NUV	Performance Overview and Holding Summaries as of
October 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate
Obligations	101.4%
Floating Rate Obligations	(1.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.2%
AAA	5.9%
AA	30.7%
A	24.7%
BBB	19.0%
BB or Lower	2.2%
N/R	5.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.5%
Transportation	19.4%
Utilities	12.9%
U.S. Guaranteed	12.6%
Tax Obligation/General	12.1%
Health Care	8.1%
Other	8.4%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	14.9%
Illinois	12.5%
California	8.2%
Colorado	7.6%
New York	6.9%
New Jersey	4.7%
Ohio	3.7%
Florida	3.3%
Washington	3.3%
Nevada	2.8%
Georgia	2.6%
Michigan	2.4%
District of Columbia	2.4%
South Carolina	2.4%
Kentucky	1.8%
Indiana	1.8%
Other[1]	18.7%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NUW at Common Share NAV	5.89%	4.18%	5.01%
NUW at Common Share Price	6.31%	3.91%	4.39%
S&P Municipal Bond Index	2.76%	3.33%	3.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

Tables of Contents

NUW	Performance Overview and Holding Summaries as of
October 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.7%
Common Stocks	0.3%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate
Obligations	101.0%
Floating Rate Obligations	(1.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.9%
AAA	7.7%
AA	35.0%
A	25.7%
BBB	21.2%
BB or Lower	2.2%
N/R	6.1%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Utilities	20.1%
Tax Obligation/General	15.3%
Transportation	12.6%
Health Care	11.3%
Education and Civic Organizations	5.7%
Other	11.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	12.2%
Texas	10.4%
Illinois	8.3%
New Jersey	7.6%
New York	6.0%
Nevada	5.4%
Colorado	5.3%
Pennsylvania	5.0%
Washington	4.4%
Florida	3.5%
Kentucky	3.4%
Maryland	3.1%
Georgia	2.9%
Puerto Rico	2.8%
Tennessee	2.6%
Other[1]	17.1%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NMI at Common Share NAV	5.18%	3.51%	5.00%
NMI at Common Share Price	6.51%	3.21%	5.01%
S&P Municipal Bond Index	2.76%	3.33%	3.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

Tables of Contents

NMI	Performance Overview and Holding Summaries as of
October 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.8%
Short-Term Municipal Bonds	2.6%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.6%
AAA	1.0%
AA	26.3%
A	30.3%
BBB	18.9%
BB or Lower	4.2%
N/R	8.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.4%
Tax Obligation/Limited	16.4%
Tax Obligation/General	15.7%
Transportation	11.9%
U.S. Guaranteed	10.6%
Education and Civic Organizations	9.4%
Utilities	7.2%
Other	9.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	11.9%
Colorado	11.2%
Illinois	10.0%
Texas	5.9%
Louisiana	5.0%
Florida	4.8%
New York	4.3%
Pennsylvania	4.0%
Alabama	3.9%
Arizona	3.7%
Wisconsin	3.7%
Missouri	3.6%
New Jersey	2.8%
Georgia	2.5%
Michigan	2.4%
Indiana	2.4%
Other[1]	17.9%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NEV at Common Share NAV	11.37%	5.60%	7.19%
NEV at Common Share Price	12.86%	6.64%	7.40%
S&P Municipal Bond Index	2.76%	3.33%	3.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

Tables of Contents

NEV	Performance Overview and Holding Summaries as of
October 31, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	135.6%
Common Stocks	3.2%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate
Obligations	140.4%
Floating Rate Obligations	(40.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.9%
AAA	1.5%
AA	28.9%
A	15.6%
BBB	29.2%
BB or Lower	8.9%
N/R	9.9%
N/A (not applicable)	2.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Health Care	19.3%
Transportation	17.9%
Tax Obligation/General	11.8%
Utilities	8.5%
Education and Civic Organizations	6.3%
Other	13.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	13.4%
New Jersey	10.2%
New York	10.2%
California	8.9%
Florida	7.6%
Wisconsin	6.1%
Ohio	5.4%
Pennsylvania	5.3%
Louisiana	4.4%
Guam	4.2%
Virginia	2.6%
Puerto Rico	2.4%
Other[1]	19.3%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Tables of Contents

Shareholder Meeting Report

The annual meeting of shareholders was held on August 4, 2021 for NUV, NUW, NMI and NEV. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	shares	shares	shares	shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	167,788,228	14,027,262	7,918,091	16,801,151
Withhold	3,498,738	2,178,439	459,838	4,898,203
Total	171,286,966	16,205,701	8,377,929	21,699,354
Joanne T. Medero
For	168,193,705	15,806,871	8,039,232	21,059,406
Withhold	3,093,261	398,830	338,697	639,948
Total	171,286,966	16,205,701	8,377,929	21,699,354
Albin F. Moschner
For	168,039,273	14,056,280	8,005,789	16,769,082
Withhold	3,247,693	2,149,421	372,140	4,930,272
Total	171,286,966	16,205,701	8,377,929	21,699,354
Matthew Thornton III
For	168,177,728	15,792,638	8,004,301	21,088,919
Withhold	3,109,238	413,063	373,628	610,435
Total	171,286,966	16,205,701	8,377,929	21,699,354

Tables of Contents

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the Funds), including the portfolios of investments, as of October 31, 2021, the related statements of operations and cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations and cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
December 28, 2021

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8%
	MUNICIPAL BONDS – 99.8%
	Alabama – 0.2%
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 255	4.000%, 7/01/39 – BAM Insured	7/30 at 100.00	AA	$ 295,813
225	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	260,496
3,805	Homewood, Alabama, General Obligation Warrants, Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA+ (4)	4,585,900
	(Pre-refunded 9/01/26)
4,285	Total Alabama			5,142,209
	Alaska – 0.0%
110	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	122,195
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
	Arizona – 1.3%
7,525	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	6/24 at 100.00	A+	8,371,036
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (AMT) (Mandatory Put 6/03/24)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	3,562,738
	Series 2017A, 5.000%, 7/01/35
780	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	905,759
	Lien Series 2020A, 4.000%, 7/01/45
2,590	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	3,344,234
	Series 2021A, 5.000%, 7/01/45
2,175	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	2,497,487
	Center, Series 2021A, 4.000%, 4/01/46
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	7,686,448
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,206,260
750	5.000%, 7/01/35	7/27 at 100.00	AA	902,183
23,355	Total Arizona			28,476,145
	California – 8.2%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,571,942
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	5,340,000
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
405	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	464,600
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 100.00	BBB+	1,429,838
	Sonoma County Tobacco Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
4,080	5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	4,970,378
5,920	5.000%, 11/15/46	11/26 at 100.00	A1	7,014,963
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,426,056
	Angeles, Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	4,148,028
	System, Series 2013A, 5.000%, 7/01/33
6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	7,320,691
	Series 2018A, 5.000%, 12/31/43 (AMT)

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	$ 3,220,133
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,769,284
	Series 2013I, 5.000%, 11/01/38
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,984,680
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	4,098,334
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	6,921,852
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,745,274
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,987,400
	Series 1995A, 0.000%, 1/01/22 (ETM)
13,920	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	14,254,219
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,476,700
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,505,970
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	2,176,983
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,593,297
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,598,726
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,549,999
	Series 2009C, 6.500%, 11/01/39
80	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	111,362
	8/01/38 – AGC Insured
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	8,093,508
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa2	2,519,380
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,562,192
360	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	393,487
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	12,408,800
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	11,788,029
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	12,198,094
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,934,800
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	1,586,739
	Refunding Series 2015, 0.000%, 8/01/48
755	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/30 at 100.00	BBB–	848,431
	Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B Class 2,
	4.000%, 6/01/49
175,660	Total California			180,014,169

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 7.6%
$ 7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series	12/28 at 100.00	Aa1	$ 9,681,000
	2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,513,822
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,649,528
	Series 2019A-1, 4.000%, 8/01/44
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,411,649
	Senior Lien Series 2017, 5.000%, 12/31/51
7,070	Colorado Mountain College, Colorado, Certificates of Participation, Series 2021,	12/31 at 100.00	Aa3	8,331,076
	4.000%, 12/01/46
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	N/R (4)	2,032,020
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,462,415
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Higher Education Lease Purchase Financing
	Program, Series 2020:
900	4.000%, 9/01/38	9/31 at 100.00	Aa2	1,077,732
4,475	4.000%, 9/01/40	9/31 at 100.00	Aa2	5,328,651
2,750	4.000%, 9/01/41	9/31 at 100.00	Aa2	3,265,432
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,537,688
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,452,060
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,541,459
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	757,324
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,691,148
5,000	Colorado State, Certificates of Participation, Rural Series 2021A, 4.000%, 12/15/38	12/31 at 100.00	Aa2	5,993,400
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	2,885,822
2,200	5.000%, 11/15/29 (Pre-refunded 11/15/22)	11/22 at 100.00	AA– (4)	2,308,482
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,613,409
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,294,320
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	8,532,485
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	20,188,366
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,820,490
1,705	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	1,897,034
	5.000%, 9/01/40
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,640,400
	0.000%, 9/01/39 – NPFG Insured
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	12,158,960
	Springs Utilities, Series 2008, 6.500%, 11/15/38
1,400	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	A–	1,656,032
	Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/34
12,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	5/31 at 100.00	AA+	14,786,875
	Refunding Green Series 2021B, 4.000%, 11/01/40
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	5,833,518
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,160,010
159,000	Total Colorado			166,502,607

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.8%
$ 8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	Aa3	$ 9,759,088
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	Aa3	5,816,150
10,153	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	1,522,994
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
23,593	Total Connecticut			17,098,232
	District of Columbia – 2.4%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/21 at 22.08	N/R	3,296,700
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,575,153
	Lien Series 2018B, 5.000%, 10/01/43
3,865	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	4,675,800
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	14,380,348
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	13,169,800
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue
	Bonds, Refunding Senior Lien Series 2021A:
670	4.000%, 10/01/36	10/30 at 100.00	AA	793,662
1,000	4.000%, 10/01/37	10/30 at 100.00	AA	1,181,330
1,300	4.000%, 10/01/40	10/30 at 100.00	AA	1,524,406
1,745	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue	10/30 at 100.00	AA	2,056,831
	Bonds, Refunding Senior Lien Series 2021B, 4.000%, 10/01/38
1,805	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series	7/31 at 100.00	AA	2,329,984
	2021A, 5.000%, 7/15/41
2,390	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	2,770,703
	Bonds, Series 2020A, 4.000%, 7/15/45
57,275	Total District of Columbia			52,754,717
	Florida – 3.3%
1,240	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,476,456
	4.000%, 10/01/40
1,355	Central Florida Expressway Authority, Revenue Bonds, Senior Lien Series 2021D,	No Opt. Call	A+	1,792,530
	5.000%, 7/01/31
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	634,670
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	Aa3	4,857,560
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	Aa3	4,339,300
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,571,235
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
2,735	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai	11/31 at 100.00	A–	3,127,445
	Medical Center of Florida Project, Series 2021B, 4.000%, 11/15/46
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	11/21 at 100.00	A	5,105,830
	2010A, 5.000%, 7/01/40
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A2	2,248,700
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	AA (4)	4,128,880
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
$ 3,500	5.000%, 10/01/36	10/27 at 100.00	AA	$ 4,262,825
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,602,452
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,363,040
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	Aa2 (4)	11,977,358
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	3,336,872
	Center, Series 2013A, 5.000%, 11/01/43
4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A,	7/29 at 100.00	AA	4,612,080
	4.000%, 7/01/38
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,211,291
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,513,193
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,379,332
	5.000%, 11/15/33
64,335	Total Florida			72,541,049
	Georgia – 2.6%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,801,107
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	5,083,312
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,705,520
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,182,660
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
1,500	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	1,681,665
	Hotel Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	7,018,469
	Series 20188HH, 5.000%, 1/01/44
16,145	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	A	19,374,646
	Series 2019A, 5.000%, 1/01/49
4,025	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,	1/30 at 100.00	AA	4,878,944
	Series 2021A, 5.000%, 1/01/62 – AGM Insured
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,710,572
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,369,380
	Refunding Series 2016A, 5.000%, 10/01/46
48,510	Total Georgia			56,806,275
	Guam – 0.0%
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
160	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	173,381
170	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (4)	189,149
330	Total Guam			362,530
	Hawaii – 0.4%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A,	9/28 at 100.00	Aa1	5,956,404
	5.000%, 9/01/40
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,641,520
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,597,924

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.1%
	University of Idaho, General Revenue Bonds, Refunding Series 2021A:
$ 505	5.000%, 4/01/39 – AGM Insured	4/31 at 100.00	AA	$ 647,360
545	5.000%, 4/01/41 – AGM Insured	4/31 at 100.00	AA	695,365
1,050	Total Idaho			1,342,725
	Illinois – 12.5%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,017,950
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	5,986,950
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	3,582,740
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	6,037,560
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	17,228,523
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	6,087,514
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA–	1,511,790
	5.000%, 1/01/36
2,425	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	No Opt. Call	A	3,014,566
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2021,
	5.000%, 6/01/28
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	A+	1,178,070
1,680	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/33	11/30 at 100.00	A+	2,174,323
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	5,234,650
2,040	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/40	11/30 at 100.00	AA–	2,369,011
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,687,850
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	642,365
825	5.000%, 8/15/44	8/25 at 100.00	A3	943,363
5,125	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB	6,073,996
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB	2,080,693
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	676,962
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,883,922
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,690,920
	5.000%, 1/01/41
6,005	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	AA–	7,508,352
	5.000%, 1/01/45
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	5,002,250
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A (6)
2,875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	3,175,035
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
6,140	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/31 at 100.00	BBB+	6,824,180
	Bonds, Refunding Series 2022A, 4.000%, 6/15/52 ((WI/DD, Settling 3/17/22))
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2 (4)	16,793,448
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured (ETM)

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
$ 5,245	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB+	$ 4,674,396
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB+	10,111,367
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,415,494
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB+	8,018,606
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB+	3,859,614
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB+	15,940,834
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB+	14,941,920
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB+	15,335,939
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	7,142,980
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB+	6,657,400
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB+	16,296,091
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	8,564,938
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	11,014,400
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA+ (4)	5,595,150
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44 (Pre-refunded 6/01/24)
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	4,923,716
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 –
	AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/37	3/22 at 100.00	AA– (4)	10,449,663
	(Pre-refunded 3/01/22) (UB) (7)
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	671,094
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
160	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	159,474
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	776,662
2,390	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A	2,374,059
297,610	Total Illinois			276,330,780
	Indiana – 1.8%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	5,363,956
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,483,730
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+ (4)	6,169,352
	Project, Series 2013A, 5.000%, 7/01/48 (Pre-refunded 7/01/23) (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,366,000
	2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	6,166,250
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,347,584
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	13,795,194
36,995	Total Indiana			38,692,066
	Kentucky – 1.8%
250	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	11/21 at 100.00	Baa2	250,940
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
$ 1,530	5.000%, 1/01/27	1/26 at 100.00	A1	$ 1,793,757
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,869,968
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington
	Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	A2	1,563,290
1,435	5.000%, 9/01/38	9/28 at 100.00	A2	1,749,566
4,000	5.000%, 9/01/43	9/28 at 100.00	A2	4,804,040
2,000	5.000%, 9/01/48	9/28 at 100.00	A2	2,380,180
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/27 at 100.00	AA	1,147,230
	Louisville Arena Authority, Inc., Series 2017A, 4.000%, 12/01/41 – AGM Insured
8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation	7/25 at 100.00	BBB+	9,971,192
	Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
6,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown	7/31 at 100.00	Baa2	7,368,480
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	5,995,400
	2017, 5.000%, 4/01/30
33,030	Total Kentucky			38,894,043
	Louisiana – 0.8%
1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,536,959
	4.000%, 2/01/45
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	4,743,588
	2013A, 5.000%, 7/01/28
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	10,701,371
	Project, Series 2017A, 5.000%, 1/01/48
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	1,799,853
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
16,265	Total Louisiana			18,781,771
	Maine – 1.0%
800	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (4)	862,632
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,431,153
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	7,100,676
10,000	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/50	7/30 at 100.00	AA–	12,509,500
17,930	Total Maine			21,903,961
	Maryland – 1.4%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	CCC	673,514
1,945	5.000%, 9/01/32	9/27 at 100.00	CCC	2,077,357
3,455	5.000%, 9/01/34	9/27 at 100.00	CCC	3,679,817
2,000	5.000%, 9/01/35	9/27 at 100.00	CCC	2,127,820
4,500	5.000%, 9/01/42	9/27 at 100.00	CCC	4,746,960
3,500	5.000%, 9/01/46	9/27 at 100.00	CCC	3,679,515
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	BB–	2,736,857
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	A	1,177,050
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,514,580
	Healthcare, Series 2011A, 6.125%, 1/01/36

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
$ 2,260	5.000%, 5/01/47 (Pre-refunded 5/01/28)	5/28 at 100.00	N/R (4)	$ 2,831,622
4,375	5.000%, 5/01/47	5/28 at 100.00	AA	5,281,106
27,565	Total Maryland			30,526,198
	Massachusetts – 1.0%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,225,450
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A (4)	2,310,630
	Obligated Group, Series 2013, 5.250%, 11/15/41 (Pre-refunded 11/15/23)
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	3,274,662
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,270,805
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,257,391
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA (4)	9,777,672
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	879,217
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
210	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	11/21 at 100.00	Aaa	210,844
	5.500%, 8/01/30
20,175	Total Massachusetts			22,206,671
	Michigan – 2.4%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,600	6.000%, 10/01/33	10/23 at 100.00	N/R	1,634,912
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,556,137
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	1,462,940
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	11/21 at 100.00	A+	15,050
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,617,820
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	11/21 at 100.00	A+	5,018
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	11/21 at 100.00	A1	5,018
	7/01/34 – NPFG Insured
3,315	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	4,020,863
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
2,360	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	2,776,634
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/37
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	2,012,478
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	15,057
4,585	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	4,602,927
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	5,140,200
	2015MI, 5.000%, 12/01/35 (Pre-refunded 6/01/22)
2,750	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	3,215,245
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	$ 6,756,660
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
435	5.000%, 4/15/30 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	511,517
9,565	5.000%, 4/15/30	10/25 at 100.00	Aa2	11,167,425
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	2,930,518
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	1,274,834
	County Airport, Series 2015D, 5.000%, 12/01/45
48,525	Total Michigan			53,721,253
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,576,064
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,730,890
4,680	Total Minnesota			6,306,954
	Missouri – 0.2%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,751,070
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,346,006
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,598,285
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,681,161
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,346,775
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,526,175
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,680,431
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			13,178,833
	Nebraska – 0.4%
	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding
	Crossover Series 2017A:
1,710	5.000%, 9/01/37	No Opt. Call	A	2,363,733
1,500	5.000%, 9/01/42	No Opt. Call	A	2,152,890
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	1,926,529
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,600,382
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
6,465	Total Nebraska			8,043,534
	Nevada – 2.8%
490	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/30 at 100.00	AA	573,280
	Series 2020A, 4.000%, 6/15/40 – AGM Insured
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,491,860
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,207,850
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	5,034,150
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,982,000
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	10,302,000
	5.250%, 7/01/43

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
$ 5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	$ 5,917,549
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	11,323,200
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	10,129,050
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	Aa1	1,414,296
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,300,520
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	299,605
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
53,665	Total Nevada			61,975,360
	New Jersey – 4.7%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,102,900
	5.000%, 1/01/36
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,021,177
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1	7,294,500
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,079,701
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	Baa1	4,237,680
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/26
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	BBB–	3,309,966
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	7,597,984
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	Baa1	25,169,400
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	21,639,690
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	4,816,260
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	Baa1	3,175,397
2,150	5.250%, 6/15/34	6/25 at 100.00	Baa1	2,475,209
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,433,380
3,760	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	4,370,925
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (4)	1,216,084
	5/01/43 (Pre-refunded 5/01/23)
1,455	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	AA	1,822,242
	Series 2020A, 5.000%, 11/01/41 – BAM Insured
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,131,074
	Bonds, Series 2018B, 5.000%, 6/01/46
109,610	Total New Jersey			103,893,569
	New York – 6.9%
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	4,506,037
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
5,330	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	6,109,193
	Obligated Group, Series 2020A, 4.000%, 7/01/53

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing
	Program, Series 2021A:
$ 1,200	5.000%, 10/01/32 – AGM Insured	10/29 at 100.00	AA	$ 1,532,448
1,125	5.000%, 10/01/33 – AGM Insured	10/29 at 100.00	AA	1,435,016
2,055	Long Island Power Authority, New York, Electric System General Revenue Bonds, Notes	9/23 at 100.00	A	2,070,084
	Series 2021, 1.000%, 9/01/25
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,422,914
	2018, 5.000%, 9/01/39
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/30 at 100.00	A	1,922,790
	2020A, 5.000%, 9/01/38
2,300	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/31 at 100.00	A	2,728,835
	2021, 4.000%, 9/01/41
8,325	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	9,906,916
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	2,786,525
	Green Climate Certified Series 2020E, 4.000%, 11/15/45
	MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by
	the Metropolitan Transportation Authority, Series 2016A:
3,135	5.000%, 11/15/51	11/21 at 100.00	A3	3,141,772
7,380	5.000%, 11/15/56	11/23 at 100.00	A3	7,890,032
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,750	5.000%, 1/01/30 – AGM Insured	No Opt. Call	AA	2,248,803
1,250	5.000%, 1/01/31 – AGM Insured	No Opt. Call	AA	1,636,138
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	12,228,700
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,647,100
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
3,520	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	4,397,712
5,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1,	3/31 at 100.00	AA	6,303,500
	5.000%, 3/01/44
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,824,940
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	5,797,550
8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	9,166,468
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	3,866,623
5,250	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	6,234,847
4,500	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 100.00	BBB+	5,080,005
	Asset-Backed Bonds, Senior Series 2021A-2, 4.000%, 6/01/50
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	9,237,198
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
4,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/30 at 100.00	AA–	4,771,600
	Bridges & Tunnels, Series 2018D, 4.000%, 11/15/38
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,408,240
	Refunding Series 2015A, 5.000%, 11/15/50
7,175	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	9,026,867
	Lien Subseries 2021A-1, 5.000%, 5/15/51
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	673,953
	5.000%, 6/01/24
129,470	Total New York			152,002,806

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.1%
$ 1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	$ 1,800,729
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,369,250
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,532,964
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	3,365,841
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital
	Appreciation Series 2019:
2,000	0.000%, 1/01/41	1/30 at 71.45	AA+	1,191,280
1,500	0.000%, 1/01/42	1/30 at 68.97	AA+	859,305
14,500	0.000%, 1/01/49	1/30 at 54.10	AA+	6,408,710
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,913,860
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,162,817
32,320	Total North Carolina			24,604,756
	North Dakota – 0.1%
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	2,151,512
	Obligated Group, Series 2017A, 5.000%, 12/01/42
	Ohio – 3.7%
4,710	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	5,214,111
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,390	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	22,896,543
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	16,994,450
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,465,775
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,915,154
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	6,074,050
	5.000%, 6/01/43
14,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	14,406,475
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,614,461
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3 (4)	5,278,226
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
74,780	Total Ohio			80,859,245
	Oklahoma – 1.3%
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,756,600
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A	1,827,689
1,250	5.000%, 8/15/29	8/25 at 100.00	A	1,432,837

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
$ 1,935	5.250%, 8/15/43	8/28 at 100.00	Baa3	$ 2,352,283
5,000	5.250%, 8/15/48	8/28 at 100.00	Baa3	6,058,900
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	11,580,100
	2017A, 5.000%, 1/01/42
23,775	Total Oklahoma			28,008,409
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,033,700
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,474,777
11,915	Total Oregon			14,508,477
	Pennsylvania – 1.3%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA–	3,714,034
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	Aa1	2,355,560
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special
	Revenue Bonds, Subordinate Series 2011B:
1,310	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	1,315,070
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,410,494
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA– (4)	7,885,200
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43 (Pre-refunded 12/01/22)
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/26 at 100.00	AA–	1,430,050
	Bonds, Subordinate Series 2014A, 0.000%, 12/01/37 (5)
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2020B, 5.000%, 12/01/50	12/30 at 100.00	A+	3,780,420
3,645	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	4,086,227
	4.000%, 12/01/50
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	675,536
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,565,959
	Series 2017, 5.000%, 1/01/38 (AMT)
25,185	Total Pennsylvania			28,218,550
	Puerto Rico – 1.7%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	4,469,091
15,388	4.500%, 7/01/34	7/25 at 100.00	N/R	16,820,777
9,039	4.550%, 7/01/40	7/28 at 100.00	N/R	10,063,932
5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	5,923,235
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
35,778	Total Puerto Rico			37,277,035
	South Carolina – 2.4%
	Patriots Energy Group, South Carolina, Gas System Revenue Bonds, Improvement and
	Refunding Series 2021A:
2,250	4.000%, 6/01/46	6/31 at 100.00	A2	2,578,455
3,000	4.000%, 6/01/51	6/31 at 100.00	A2	3,424,620
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	11,669,020
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	8,493,873
5,500	South Carolina Public Service Authority, Revenue Obligation Bonds, Improvement Series	12/31 at 100.00	A	6,901,345
	2021B, 5.000%, 12/01/51

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	$ 6,254,875
	Improvement Series 2015A, 5.000%, 12/01/50
8,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	9,389,520
	Series 2016B, 5.000%, 12/01/56
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	3,864,936
	2014A, 5.500%, 12/01/54
50,000	Total South Carolina			52,576,644
	Tennessee – 0.8%
	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue
	Bonds, Refunding Series 2021:
1,000	5.000%, 10/01/31	No Opt. Call	AA	1,337,980
250	5.000%, 10/01/32	No Opt. Call	AA	340,972
1,450	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B,	10/30 at 100.00	AA+	1,837,817
	5.000%, 10/01/45
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	2,736,250
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
1,375	New Memphis Arena Public Building Authority, Memphis and Shelby County, Tennessee, Local	4/31 at 81.47	AA	864,394
	Government Public Improvement Bonds, Capital Appreciation Series 2021, 0.000%, 4/01/40
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,633,330
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	7,587,544
	5/01/48 (Mandatory Put 5/01/23)
16,580	Total Tennessee			18,338,287
	Texas – 14.9%
240	Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention	10/31 at 100.00	BBB–	257,434
	Center Hotel, First-Lien Series 2021A, 4.000%, 10/01/50
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	16,161,720
	2/15/43 (UB) (7)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A– (4)	2,552,810
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)
2,680	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/30 at 100.00	BBB+	2,986,324
	Series 2020G, 4.000%, 1/01/45
745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	918,436
	5.000%, 1/01/40
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	263,633
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,357,650
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,711,462
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,668,245
3,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	3,804,568
	First Tier Series 2020C, 4.000%, 10/01/49
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	29,791,031
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,090,296
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
4,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	4,667,320
	4.000%, 8/15/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	2,101,908
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 845	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (4)	$ 784,515
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	9,452,688
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	Baa1	458,290
1,565	5.000%, 11/15/31	11/24 at 100.00	Baa1	1,727,823
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	8,108,469
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,930,037
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,762,954
1,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/31 at 100.00	AA	1,787,505
	2021A, 4.000%, 11/15/46
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	21,197,211
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	10,720,661
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	8,039,400
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	15,220,140
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,883,341
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,270,657
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	Baa1	2,087,420
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (AMT)
3,570	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	4,384,138
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	A+	2,591,696
3,930	5.000%, 4/15/43	4/28 at 100.00	A+	4,663,102
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42 (Pre-refunded 1/01/25) – AGC Insured	1/25 at 100.00	AA (4)	35,442,300
5,220	6.500%, 1/01/43 (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (4)	6,205,171
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	11,310,481
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,496,527
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	9,485,360
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	10,316,761
	2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	11/21 at 100.00	AAA	2,004,000
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,062,060
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
5,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	6,368,404
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
1,400	5.000%, 12/31/35	12/29 at 100.00	Baa2	1,736,714
3,000	5.000%, 12/31/36	12/29 at 100.00	Baa2	3,711,870

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (4)	$ 7,453,917
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A	3,334,980
	First Tier Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,957,357
	Second Tier Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	5,318,390
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (7)	10/27 at 100.00	AAA	14,383,625
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	7,954,115
	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,
	Infrastructure Improvement Facilities, Refunding Series 2021:
600	3.000%, 9/01/38	9/31 at 100.00	Baa2	628,176
725	3.000%, 9/01/39	9/31 at 100.00	Baa2	757,676
329,465	Total Texas			327,330,768
	Utah – 0.8%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A	6,387,115
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A	4,248,510
	5.000%, 7/01/43
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AAA	830,309
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,371,570
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind
	Project, Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	1,520,725
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,209,800
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,507,200
660	5.000%, 9/01/32	3/28 at 100.00	AA–	794,086
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	639,814
	5.000%, 3/01/37
15,390	Total Utah			18,509,129
	Virginia – 0.9%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	2,114,828
	First Tier Series 2016, 5.000%, 7/01/46
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/21 at 100.00	B–	4,379,214
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	4,850,546
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,303,979
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,402,926
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	3,887,021
19,565	Total Virginia			20,938,514
	Washington – 3.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,261,092
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,173,370

Tables of Contents

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
$ 1,175	5.000%, 12/01/38	6/27 at 100.00	A1	$ 1,333,707
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,649,850
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,555,438
	2019A-1, 4.000%, 8/01/44
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	12,513,480
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	1,541,084
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase:
2,905	4.000%, 7/01/36	7/31 at 100.00	Baa3	3,334,998
7,740	4.000%, 7/01/43	7/31 at 100.00	Baa3	8,728,862
7,830	3.000%, 7/01/58	7/31 at 100.00	Baa3	7,588,993
3,240	4.000%, 7/01/58	7/31 at 100.00	Baa3	3,598,441
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	8,161,517
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	14,127,870
70,815	Total Washington			71,568,702
	West Virginia – 0.6%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,222,700
	Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	4,543,312
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	3,247,080
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,341,870
	5.000%, 6/01/43
12,150	Total West Virginia			14,354,962
	Wisconsin – 0.8%
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,405,638
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,518,442
	Inc., Series 2012, 5.000%, 6/01/39
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	6,849,150
	Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
935	4.000%, 11/15/46 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	1,071,183
2,415	4.000%, 11/15/46	5/26 at 100.00	AA+	2,699,728
16,735	Total Wisconsin			17,544,141
$ 2,118,106	Total Long-Term Investments (cost $1,949,493,410)			2,197,758,777
	Floating Rate Obligations – (1.4)%			(29,705,000)
	Other Assets Less Liabilities – 1.6%			35,121,783
	Net Assets Applicable to Common Shares – 100%			$2,203,175,560

Tables of Contents

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 99.7%
	Alaska – 0.4%
$ 800	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	No Opt. Call	A	$ 1,042,384
	Bonds, Senior Series 2021A Class 1, 5.000%, 6/01/31
	Arizona – 1.9%
345	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	400,624
	Lien Series 2020A, 4.000%, 7/01/45
1,035	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	1,336,403
	Series 2021A, 5.000%, 7/01/45
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	4,179,506
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,425	Total Arizona			5,916,533
	California – 12.2%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	2,088,465
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,484,323
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	51,622
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	401,778
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	552,965
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,601,408
	Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	703,521
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	14,198,706
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	779,607
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,955,108
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,686,324
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,795,721
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	686,567
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,475	Total California			37,986,115
	Colorado – 5.3%
3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,634,084
	Series 2019A-2, 5.000%, 8/01/44

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
$ 1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	$ 1,162,480
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,712,895
3,540	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A,	12/29 at 100.00	BBB	4,065,796
	4.000%, 12/01/37
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	4,532,097
	9/01/34 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	1,519,870
	Springs Utilities, Series 2008, 6.500%, 11/15/38
15,950	Total Colorado			16,627,222
	Delaware – 0.2%
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	158,877
200	5.000%, 1/01/44	1/24 at 100.00	A1	216,716
130	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	148,925
	4.000%, 1/01/44
480	Total Delaware			524,518
	District of Columbia – 1.4%
205	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	224,635
	Bonds, Series 2001, 6.500%, 5/15/33
1,735	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,098,968
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	1,019,160
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
725	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series	7/31 at 100.00	AA	935,866
	2021A, 5.000%, 7/15/41
3,665	Total District of Columbia			4,278,629
	Florida – 3.5%
1,055	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	1,204,304
	4.000%, 10/01/44
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	Aa3	607,195
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,799,205
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	583,696
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,896,787
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	605,645
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	334,222
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (4)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/21 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (5)
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	1,318,735
	Series 2015-1, 0.000%, 5/01/40 (4)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	626,201
	Series 2015-2, 0.000%, 5/01/40 (4)

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	$ 9
	Series 2015-3, 6.610%, 5/01/40 (5)
11,455	Total Florida			10,976,004
	Georgia – 2.9%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,539,086
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,394,220
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,759,105
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,244,780
	Series 2015A, 5.000%, 1/01/35
7,940	Total Georgia			8,937,191
	Guam – 0.0%
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	120,983
	Illinois – 8.3%
2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	2,407,180
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	366,464
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	2,052,120
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA–	2,416,740
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	2,196,072
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,169,760
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	1,799,460
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB	622,429
495	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	546,658
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB+	7,602,751
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	671,094
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
50	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	N/R (6)	49,556
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (6)	296,745
695	0.000%, 11/01/23 – NPFG Insured	No Opt. Call	A	683,665
28,370	Total Illinois			25,880,694
	Indiana – 0.5%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25	No Opt. Call	AA	1,467,240
	– AMBAC Insured
	Kentucky – 3.4%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,343,764
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,201,010
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	$ 2,611,950
	Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/47 – AGM Insured
1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,251,080
	Series 2019A-1, 5.000%, 8/01/32
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation	7/25 at 100.00	BBB+	4,184,887
	Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
9,400	Total Kentucky			10,592,691
	Maine – 0.6%
1,545	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/36	7/30 at 100.00	AA–	1,982,173
	Maryland – 3.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,150	5.000%, 9/01/33	9/27 at 100.00	CCC	1,227,154
2,250	5.000%, 9/01/34	9/27 at 100.00	CCC	2,396,407
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	6,006,900
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,400	Total Maryland			9,630,461
	Michigan – 1.0%
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,212,930
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
1,500	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold	12/30 at 100.00	BBB–	1,753,770
	Tobacco Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
2,500	Total Michigan			2,966,700
	Minnesota – 1.1%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	AA	1,339,078
	5.000%, 12/01/47
700	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds,	1/30 at 100.00	AA–	882,245
	Series 2019A, 5.000%, 1/01/32
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,216,240
2,845	Total Minnesota			3,437,563
	Montana – 0.9%
	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman
	Deaconess Health Services Obligated Group, Series 2021A:
500	5.000%, 6/01/31	No Opt. Call	A	652,045
640	4.000%, 6/01/38	6/31 at 100.00	A	754,195
1,245	4.000%, 6/01/40	6/31 at 100.00	A	1,462,664
2,385	Total Montana			2,868,904
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	519,280
	5.000%, 9/01/42
	Nevada – 5.4%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,737,790
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,848,000
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,718,731
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	2,048,799
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	2,250,900
	2015, 5.000%, 6/01/39

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 60	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	$ 61,723
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
13,740	Total Nevada			16,665,943
	New Jersey – 7.6%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	115,275
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	108,388
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	110,749
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	118,635
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	90,321
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A:
175	5.000%, 1/01/37	1/29 at 100.00	A+	216,722
125	5.000%, 1/01/38	1/29 at 100.00	A+	154,522
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	310,620
	Port District Project, Series 2012, 5.000%, 1/01/27
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	299,172
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	37,881
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	32,604
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	54,643
150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	176,161
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	122,761
	2017A, 5.000%, 11/01/29
100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	11/21 at 100.00	Caa3	70,310
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32 (5)
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	152,270
	2017, 5.000%, 1/15/27
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	21,893
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	111,882
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	356,220
140	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	165,150
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	28,906
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	240,121
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	28,362
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	110,216
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB	256,500
400	5.000%, 6/15/28	6/22 at 100.00	BBB	410,108

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 35	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	$ 35,639
	Series 2014, 5.250%, 1/01/44
100	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	116,330
	Series 2017B, 4.500%, 6/15/40
215	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	217,956
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
125	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	131,705
	Refunding Series 2017A, 3.375%, 7/01/30
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	59,512
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	B1	102,968
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding	No Opt. Call	A	131,764
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding
	Series 2017:
20	3.000%, 6/01/32	12/27 at 100.00	A	21,481
15	5.000%, 6/01/32	12/27 at 100.00	A	18,223
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BB+	145,524
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BB+	42,827
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	162,649
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	101,398
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3 (6)	58,735
	Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359,
	18.083%, 6/15/46 (Pre-refunded 6/15/23), 144A (IF) (7)
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	Baa1	1,174,098
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
15	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	Baa1	16,829
	Series 2021QQQ, 4.000%, 6/15/50
145	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	A	152,569
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	108,504
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	54,976
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	BB+	5,074
100	4.000%, 7/01/42	7/27 at 100.00	BB+	102,235
100	5.000%, 7/01/47	7/27 at 100.00	BB+	108,067
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+	78,814
	Series 2013D, 5.000%, 7/01/38
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
435	3.000%, 7/01/41	7/26 at 100.00	BBB+	444,883
50	3.000%, 7/01/46	7/26 at 100.00	BBB+	50,820
25	4.000%, 7/01/46	7/26 at 100.00	BBB+	26,739

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
$ 200	4.000%, 7/01/47	7/27 at 100.00	BBB+	$ 218,422
30	5.000%, 7/01/47	7/27 at 100.00	BBB+	34,609
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	26,856
	Elizabeth, Series 2016D, 5.000%, 7/01/46
200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	BBB–	200,600
	Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35
80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	88,680
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	256,192
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	AA–	183,862
150	5.000%, 7/01/57	7/27 at 100.00	AA–	178,834
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	113,946
	Center, Refunding Series 2014A, 4.000%, 7/01/45
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	54,804
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	429,757
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (7)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	21,600
85	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	92,022
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	AA	29,719
40	5.000%, 7/01/33	7/26 at 100.00	AA	47,510
30	5.000%, 7/01/34	7/26 at 100.00	AA	35,602
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	145,466
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	118,928
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	147,401
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	10,555
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	441,689
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	104,351
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	140,257
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	124,938
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
50	4.000%, 7/01/44	7/29 at 100.00	A+	57,138
205	3.000%, 7/01/49	7/29 at 100.00	A+	215,754
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	49,518
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 45	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	Aa1	$ 46,650
	Refunding Senior Series 2019A, 2.375%, 12/01/29
130	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds,	No Opt. Call	Aaa	131,431
	Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	125,214
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	282,628
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	476,007
	3.875%, 11/01/38
100	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A,	11/28 at 100.00	AA–	104,979
	2.900%, 11/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019B:
175	1.375%, 11/01/21	No Opt. Call	AA–	175,000
200	1.500%, 5/01/23	No Opt. Call	AA–	202,834
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
140	3.600%, 4/01/33	10/27 at 100.00	AA	149,995
85	3.750%, 10/01/35	10/27 at 100.00	AA	91,662
665	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	716,371
	Series 2019C, 3.950%, 10/01/44 (UB) (7)
260	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/29 at 100.00	AA	259,727
	Series 2020E, 2.250%, 10/01/40
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	227,262
	5.000%, 7/01/45
70	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A,	No Opt. Call	A3	86,047
	4.000%, 6/01/32
100	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	99,496
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	4,049,032
	Appreciation Series 2010A, 0.000%, 12/15/31
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,344,293
	2009A, 0.000%, 12/15/39
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1 (6)	51,471
	2012A, 5.000%, 6/15/42 (Pre-refunded 6/15/22)
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	291,128
	2015AA, 5.250%, 6/15/41
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	56,714
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2019BB:
225	3.500%, 6/15/46	12/28 at 100.00	Baa1	239,022
100	4.000%, 6/15/50	12/28 at 100.00	Baa1	110,732
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2020AA:
30	4.000%, 6/15/45	12/30 at 100.00	Baa1	33,884
40	3.000%, 6/15/50	12/30 at 100.00	Baa1	40,815
70	5.000%, 6/15/50	12/30 at 100.00	Baa1	85,650
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	288,497
200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019,	9/26 at 100.00	AA	206,636
	2.250%, 9/15/33
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3 (6)	77,165
	Formerly Tender Option Bond Trust 3339, 18.123%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (7)

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 300	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	$ 308,859
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/29 at 100.00	AA	316,332
	Refunding Series 2019A, 5.000%, 11/01/31 – AGM Insured
30	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	36,559
	Series 2020A, 5.000%, 11/01/45
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	137,047
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	243,004
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	361,489
480	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	552,542
	Bonds, Series 2018B, 5.000%, 6/01/46
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	Aaa	296,872
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 24.386%, 5/01/30,
	144A (IF) (7)
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	11/21 at 100.00	Aaa	170,586
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
23,520	Total New Jersey			23,613,353
	New York – 6.0%
500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/29 at 100.00	AA	637,785
	Program, Series 2021A, 5.000%, 10/01/33 – AGM Insured
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	4,368,660
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,814,730
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,547,166
	2018, 5.000%, 9/01/39
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,654,128
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	954,120
	Green Climate Certified Series 2020E, 5.000%, 11/15/30
1,230	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	1,536,700
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	343,388
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,000	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	A	1,320,650
	Asset-Backed Bonds, Senior Series 2021A-2, 5.000%, 6/01/31
3,345	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Refunding	No Opt. Call	AA+	3,526,132
	Senior Lien Subseries 2021A-2, 2.000%, 5/15/45 (Mandatory Put 5/15/28)
15,080	Total New York			18,703,459
	North Carolina – 1.1%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,184,690
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,302,919
700	5.000%, 1/01/32	1/27 at 100.00	BBB	818,363
2,795	Total North Carolina			3,305,972

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.5%
$ 570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 631,007
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
6,330	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	7,108,147
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
6,900	Total Ohio			7,739,154
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	309,991
	Project, Series 2018B, 5.250%, 8/15/43
	Pennsylvania – 5.0%
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	168,136
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	57,111
	Robert Morris University, Series 2017, 5.000%, 10/15/37
465	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	513,848
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A	134,420
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%,	12/23 at 100.00	AA– (6)	242,750
	12/01/32 (Pre-refunded 12/01/23)
20	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA– (6)	21,039
	5.000%, 12/01/37 (Pre-refunded 12/01/22)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	25,538
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	261,004
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
105	Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds,	5/29 at 100.00	AA	123,476
	Series 2021A, 4.000%, 11/15/37
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	13
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	313
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
380	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB–	416,811
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	176,117
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
15	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	16,829
	Project, Series 2020, 5.000%, 10/01/39
125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	8/26 at 100.00	Aa2	142,114
	Refunding Series 2016, 4.000%, 8/01/33
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	49,561
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
155	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	157,979
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	80,452
	Charter School Project, Series 2016, 5.125%, 3/15/36
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond	12/21 at 100.00	AA (6)	177,063
	Trust 2015-XF0123, 13.318%, 12/01/29 (Pre-refunded 12/01/21), 144A (IF) (7)
20	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series	12/28 at 100.00	AA	19,081
	2020, 2.125%, 12/01/45

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	$ 128,976
	Bonds, Series 2014D, 5.000%, 12/15/39
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA–	115,191
	Medical Center Project, Series 2016A, 5.000%, 11/15/46
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	85,527
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
190	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	219,264
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
35	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	36,243
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	22,714
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	15,434
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	38,742
	University Foundation Inc. Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
100	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	118,994
	Series 2020, 5.000%, 2/15/44
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
40	5.000%, 6/01/33	6/28 at 100.00	A1	48,539
155	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	175,553
200	4.000%, 6/01/39 – AGM Insured (UB) (7)	6/28 at 100.00	AA	226,520
70	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	76,359
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
20	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	22,167
105	4.000%, 1/01/33	1/25 at 100.00	BBB+	112,138
15	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	17,095
120	5.000%, 1/01/38	1/25 at 100.00	BBB+	131,251
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	114,074
	Social Ministries Project, Series 2016, 5.000%, 1/01/29
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
25	4.125%, 1/01/38	1/29 at 100.00	BBB+	28,655
30	5.000%, 1/01/39	1/29 at 100.00	BBB+	36,067
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	120,893
	Project, Second Series 2017A, 5.000%, 11/01/39
200	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	227,482
	Series 2019, 4.000%, 11/01/44
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	34,246
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	31,992
	Series 2014, 5.000%, 5/01/37
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A	64,654
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	35,913
	Health System Project, Series 2012A, 5.000%, 6/01/42

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
$ 245	5.000%, 7/01/42	7/27 at 100.00	A1	$ 291,886
540	5.000%, 7/01/47	7/27 at 100.00	A1	637,810
295	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	369,322
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	252,767
	5.000%, 7/01/41
25	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	26,937
	4.000%, 7/01/45
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	174,151
	Healthcare, Series 2018, 5.000%, 7/15/48
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	N/R (6)	33,637
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
	(Pre-refunded 7/01/24)
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	N/R (6)	116,084
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
	(Pre-refunded 7/01/25)
25	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds,	2/28 at 100.00	Aa2	30,817
	Series 2020B, 5.000%, 2/01/31
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	64,601
	University, Series 2016, 4.000%, 5/01/46
75	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	80,767
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB	15,383
35	3.500%, 5/01/41	5/26 at 100.00	BBB	36,013
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	22,224
	Villages Project, Series 2015, 5.000%, 11/01/35
40	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	3/27 at 102.00	BB+	44,721
	Anne’s Retirement Community, Inc., Series 2020, 5.000%, 3/01/50
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	117,043
	System, Refunding Series 2016B, 5.000%, 8/15/46
155	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	182,421
	System, Series 2016A, 5.000%, 8/15/42
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	N/R (6)	59,502
	Village Project, Series 2013, 5.750%, 5/01/35 (Pre-refunded 5/01/23)
25	Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds,	12/28 at 100.00	AA	29,287
	Series 2020, 4.000%, 6/01/35 – AGM Insured
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
95	5.125%, 12/01/47	12/23 at 100.00	A	103,165
105	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (6)	115,391
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A–	109,008
	Group, Refunding Series 2016, 4.000%, 11/01/41
40	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A– (6)	41,513
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	211,181
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	103,004
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	$ 59,999
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	56,737
25	4.000%, 9/01/49	9/29 at 100.00	A	28,200
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	225,462
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	233,618
	Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	104,186
	College, Refunding Series 2018, 4.000%, 11/01/38
55	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	11/26 at 103.00	BB+	61,876
	Morningstar Senior Living, Inc., Series 2019, 5.000%, 11/01/44
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	69
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (5)
90	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	68,872
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	150,410
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	267,637
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
35	Pennsylvania Higher Educational Facilties Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	37,686
	University, Series 2013A, 6.500%, 9/01/38
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R (6)	128,938
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
45	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	46,494
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	Baa1	35,667
60	5.000%, 11/01/42	11/22 at 100.00	Baa1	61,978
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	331,836
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/35
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	BBB (6)	103,349
	Series 2013A, 5.500%, 7/15/38 (Pre-refunded 7/15/23)
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	46,252
	2016-119, 3.500%, 10/01/36
380	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	390,271
	2016-120, 3.200%, 4/01/40
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2016-121:
90	3.200%, 10/01/41	10/25 at 100.00	AA+	93,046
360	3.200%, 10/01/41 (UB) (7)	10/25 at 100.00	AA+	372,186
65	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	69,189
	2017-123B, 3.450%, 10/01/32
120	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	124,056
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	261,040
	2019-129, 3.350%, 10/01/45
125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	127,874
	2019-130A, 3.000%, 10/01/46

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	$ 44,946
	2020-133, 2.500%, 10/01/45
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/26 at 100.00	AA–	114,404
	Bonds, Subordinate Series 2014A, 0.000%, 12/01/37 (4)
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	121,127
	2018B, 5.000%, 12/01/48
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	671,832
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	56,052
	4.000%, 12/01/50
25	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	28,596
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	70,206
	University, Series 2017, 3.625%, 5/01/35
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	54,068
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	130,242
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	175,932
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	144,782
	5.000%, 8/01/30
145	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue	7/22 at 100.00	BBB–	149,112
	Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue	7/27 at 100.00	BBB–	116,827
	Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	122,189
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	15,598
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
20	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	23,423
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	29,629
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA– (6)	416,008
	(Pre-refunded 9/01/22)
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	233,282
	Health Network, Series 2016B, 5.000%, 7/01/45
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	37,628
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	84,262
	5.000%, 11/15/32
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	106,731
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	256,408
	Group, Series 2019A, 5.000%, 6/01/49
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
5	5.000%, 11/15/21	No Opt. Call	BB+	5,002
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,215
40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue	9/29 at 100.00	AA	42,638
	Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 100	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,	3/29 at 100.00	Aa3	$ 116,778
	Series 2021A, 4.000%, 9/15/38
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	150,352
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	16,211
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/22 at 100.00	A1 (6)	100,913
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41
	(Pre-refunded 1/01/22)
15	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	17,528
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds,
	Series 2021.:
100	5.000%, 1/01/25 – BAM Insured	No Opt. Call	AA	114,183
25	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	30,988
14,515	Total Pennsylvania			15,632,168
	Puerto Rico – 2.8%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,329	4.500%, 7/01/34	7/25 at 100.00	N/R	3,638,963
3,740	4.550%, 7/01/40	7/28 at 100.00	N/R	4,164,078
72	5.000%, 7/01/58	7/28 at 100.00	N/R	81,464
710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	790,507
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
10	4.329%, 7/01/40	7/28 at 100.00	N/R	11,000
10	4.329%, 7/01/40	7/28 at 100.00	N/R	11,000
49	4.784%, 7/01/58	7/28 at 100.00	N/R	54,677
7,920	Total Puerto Rico			8,751,689
	South Carolina – 1.6%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,841,552
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 2.6%
2,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	5/31 at 100.00	A+	2,308,160
	Board, Tennessee, Revenue Bonds, Belmont University Project, Refunding & Improvement
	Series 2021, 4.000%, 5/01/46
135	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	157,638
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	732,492
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,823,080
	5.625%, 9/01/26
6,740	Total Tennessee			8,021,370
	Texas – 10.4%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,191,630
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
1,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017,	11/26 at 100.00	AA	1,194,150
	5.000%, 11/15/35

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020,	2/29 at 100.00	Aa1	$ 615,825
	5.000%, 2/15/45
710	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	877,496
	5.000%, 1/01/39
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (6)	2,038,997
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	No Opt. Call	Aa2	1,314,220
	5.000%, 8/15/30
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	2,341,560
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	6,012,588
1,430	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	1,756,111
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	1,029,073
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	294,580
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,600	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	1,984,816
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,675,269
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,876,725
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (7)
31,330	Total Texas			32,203,040
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A	1,678,933
	5.000%, 7/01/42
	Virginia – 0.9%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,356,922
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	1,526,560
	Appreciation Series 2012B, 0.000%, 7/15/40 (4)
2,560	Total Virginia			2,883,482
	Washington – 4.4%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-	No Opt. Call	AA+	2,973,124
	Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
3,890	University of Washington, General Revenue Bonds, Refunding Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	Aaa	4,977,449
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	811,716
	Center, Series 2017, 5.000%, 8/15/30
2,140	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa1	2,443,003
	Bonds, Refunding Series2021B. Exchange Purchase, 4.000%, 7/01/43
2,165	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa3	2,441,600
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 4.000%, 7/01/43
12,215	Total Washington			13,646,892

Tables of Contents

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.8%
$ 235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	$ 285,429
	Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,423,100
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (6)	1,082,360
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,739,180
	5.000%, 6/01/43
4,665	Total West Virginia			5,530,069
	Wisconsin – 0.3%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,013,310
	Series 2012B, 5.000%, 2/15/27
$ 291,830	Total Municipal Bonds (cost $271,905,319)			310,295,662

Shares	Description			Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
14,686	Energy Harbor Corp (8), (9), (10)			$ 703,092
	Total Common Stocks (cost $407,801)			703,092
	Total Long-Term Investments (cost $272,313,120)			310,998,754
	Floating Rate Obligations – (1.0)%			(3,185,000)
	Other Assets Less Liabilities – 1.0% (11)			3,278,446
	Net Assets Applicable to Common Shares – 100%			$ 311,092,200

Investments in Derivatives
Futures contracts
Variation
					Unrealized	Margin
	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	(221)	12/21	$(29,396,324)	$(28,885,391)	$510,933	$10,359

Tables of Contents

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.8%
	MUNICIPAL BONDS – 95.8%
	Alabama – 3.8%
$ 3,000	Gardendale, Alabama, General Obligation Warrants, Series 2021B, 4.000%, 5/01/51	5/31 at 100.00	AA–	$ 3,501,990
500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	711,180
	5.000%, 9/01/46
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	115,150
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
3,600	Total Alabama			4,328,320
	Arizona – 3.7%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A+	676,248
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,155,710
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
1,600	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC	7/26 at 100.00	BBB–	1,678,208
	Public Charter Schools – Jerome Facility Project, Series 2021B, 4.000%, 7/01/61
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	644,250
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
3,715	Total Arizona			4,154,416
	California – 11.8%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,978,650
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	2,065,342
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,102,807
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	569,515
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	443,099
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	308,578
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
182	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	159,544
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4), (5)
600	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	656,670
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	450,183
	Series 2009A, 7.000%, 11/01/34
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	555,205
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	N/R (6)	1,004,650
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
12,912	Total California			13,294,243
	Colorado – 11.0%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	160,266
250	5.375%, 12/01/33	12/23 at 100.00	BBB	267,123

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	N/R (6)	$ 427,077
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%,
	6/01/42 (Pre-refunded 6/01/27)
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	534,640
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
1,140	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,266,460
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	815,100
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	AA– (6)	1,049,310
	11/15/32 (Pre-refunded 11/15/22)
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,675,353
	2018A, 5.000%, 12/01/48 (AMT)
575	Erie Farm Metropolitan District, Erie, Boulder County, Colorado, General Obligation Limited	12/31 at 100.00	AA	721,585
	Tax Bonds, Refunding & Improvement, Series 2021, 5.000%, 12/01/41 – AGM Insured
1,000	Northern Colorado Water Conservancy District Building Corporation, Certificates of	7/31 at 100.00	AA+	1,166,910
	Participation, Refunding Series 2021, 4.000%, 7/01/46
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	124,047
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	722,176
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
235	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	249,582
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,317,536
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
1,250	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation	12/30 at 100.00	AA	1,436,050
	Bonds, Subordinate Limited Tax Improvement Series 2020A-2, 4.000%, 12/01/46 – BAM Insured
498	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/23 at 100.00	N/R (6)	541,017
	Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%,
	12/01/33 (Pre-refunded 12/01/23)
10,953	Total Colorado			12,474,232
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	118,138
	Series 2018, 5.000%, 6/01/48
	District of Columbia – 0.1%
105	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	117,357
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/49
	Florida – 4.8%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	898,442
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
200	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	215,996
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
350	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	355,303
380	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	385,141
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	596,245
	Priority Subordinated Series 2017A, 5.000%, 10/01/47 (AMT)
1,280	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	A	1,452,147
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (6)	$ 1,044,010
	10/01/42 (Pre-refunded 10/01/22)
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+ (6)	316,144
	Health, Inc., Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
100	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	113,648
	Series 2020B, 4.000%, 7/01/45
4,970	Total Florida			5,377,076
	Georgia – 2.5%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A1	520,729
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
315	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	313,639
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
370	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	AA–	421,186
	Project, Series 2019A, 4.000%, 7/01/49
255	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	A	304,748
	2019A, 5.000%, 1/01/63
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	305,229
	5.000%, 3/15/22
850	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	AA–	977,203
	Project, Series 2019A, 4.000%, 7/01/44
2,545	Total Georgia			2,842,734
	Hawaii – 0.2%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	268,520
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 9.9%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	300,898
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	515,514
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	778,303
	Series 2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,105,150
	History, Series 2002.RMKT, 4.500%, 11/01/36
500	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	560,650
	4.000%, 8/01/46
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	84,758
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	228,694
	Refunding Series 2015C, 5.000%, 8/15/44
400	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB	496,588
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,063,260
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB+	1,600,250
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
200	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB+	228,084
	Bonds, Series 2015A, 5.500%, 6/15/53
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
3,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	1,068,270
6,000	0.000%, 12/15/56	No Opt. Call	BBB+	2,000,640
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB+	145,862
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	$ 462,722
	College, Series 2012, 5.000%, 10/01/27
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	534,712
	6.000%, 10/01/32
16,405	Total Illinois			11,174,355
	Indiana – 2.3%
735	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	794,020
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,133,550
	Series 2020A, 4.000%, 7/01/50
655	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+ (6)	703,994
	Project, Series 2013A, 5.000%, 7/01/44 (Pre-refunded 7/01/23) (AMT)
2,390	Total Indiana			2,631,564
	Louisiana – 2.2%
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,151,280
	4.000%, 2/01/45
1,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	1,138,490
	Project, Series 2020A, 4.000%, 5/15/49
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	234,464
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
2,200	Total Louisiana			2,524,234
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (6)	539,145
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
	Maryland – 0.7%
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	278,255
	Health Issue, Series 2017, 4.000%, 7/01/42
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A (6)	561,330
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
750	Total Maryland			839,585
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	55,695
	2019A, 4.000%, 6/01/49
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	582,120
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			637,815
	Michigan – 2.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (6)	367,027
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	1,148,720
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/50
1,000	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,121,140
	2019A, 4.000%, 11/15/50
2,355	Total Michigan			2,636,887
	Minnesota – 2.1%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	300,189
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	$ 1,173,650
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	312,996
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	568,515
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,355,350
	Mississippi – 1.0%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,168,880
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 3.5%
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	142,922
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,013,690
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	135,550
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	1,140,710
	Mercy Health, Series 2020, 4.000%, 6/01/53
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+ (6)	978,240
	Health System, Series 2012, 5.000%, 2/15/26 (Pre-refunded 2/15/22)
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	240,299
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	340,765
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,775	Total Missouri			3,992,176
	New Jersey – 2.7%
75	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	79,772
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	124,938
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	614,646
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	1,113,800
	2019BB, 4.000%, 6/15/44
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,163,320
	Bonds, Series 2018A, 5.000%, 6/01/46
2,730	Total New Jersey			3,096,476
	New York – 4.2%
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	66,866
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	379,332
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
130	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	135,467
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%,
	1/01/46 – AGM Insured
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/31 at 100.00	AAA	581,580
	Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/45
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	545,510
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	$ 1,159,450
	General Purpose, Series 2020A, 4.000%, 3/15/45
1,500	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	1,887,150
	Lien Subseries 2021A-1, 5.000%, 5/15/51
4,005	Total New York			4,755,355
	North Carolina – 2.2%
1,775	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	2,135,573
	Series 2019, 5.000%, 1/01/49
225	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019,	No Opt. Call	AA	328,424
	5.000%, 2/01/45
2,000	Total North Carolina			2,463,997
	North Dakota – 0.1%
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	104,179
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ohio – 1.7%
650	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	729,904
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,000	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The	7/31 at 100.00	A3	1,154,610
	Cleveland Museum of Natural History Project, Series 2021, 4.000%, 7/01/46
1,650	Total Ohio			1,884,514
	Oklahoma – 0.7%
670	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	818,479
	Project, Series 2018B, 5.500%, 8/15/57
	Oregon – 0.3%
55	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	60,270
	Series 2020A, 5.250%, 11/15/50
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB (6)	306,906
	Refunding Series 2014A, 5.000%, 5/01/40 (Pre-refunded 5/01/22)
355	Total Oregon			367,176
	Pennsylvania – 3.9%
1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	Aa3	1,171,530
	4.000%, 6/01/50
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB–	1,011,340
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
415	Lancaster County Hospital Authority/PA, 5.000%, 11/01/46 (WI/DD, Settling 11/10/21)	11/29 at 100.00	A+	505,536
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	112,799
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	630,773
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for	7/22 at 100.00	N/R (6)	1,031,880
	Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41
	(Pre-refunded 7/01/22)
4,075	Total Pennsylvania			4,463,858
	Puerto Rico – 2.1%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	222,678
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	416,715
989	5.000%, 7/01/58	7/28 at 100.00	N/R	1,118,994

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	$ 557,930
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
3,449	Total Puerto Rico			2,316,317
	South Carolina – 0.6%
620	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	670,381
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	108,873
	Series 2017, 5.125%, 11/01/47
	Tennessee – 2.0%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (6)	1,321,163
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	974,339
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,295,502
	Texas – 5.9%
500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	A–	619,165
	5.000%, 1/01/46
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A– (6)	778,292
	5.000%, 1/01/40 (Pre-refunded 7/01/25)
1,000	Dallas Fort Worth International Airport, 4.000%, 11/01/45 (WI/DD, Settling 11/10/21)	11/30 at 100.00	N/R	1,147,931
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	360,376
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	569,160
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/21 at 105.00	BB–	131,454
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (6)	277,492
	Capital Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	431,660
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	563,335
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	255,447
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A2	366,782
	Series 2007, 5.500%, 8/01/27
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,118,730
	Second Tier Series 2015C, 5.000%, 8/15/32
5,775	Total Texas			6,619,824
	Virginia – 1.5%
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,489,170
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	212,251
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,470	Total Virginia			1,701,421
	West Virginia – 1.1%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	1,190,080
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.6%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 4	0.000%, 1/01/46, 144A (5)	No Opt. Call	N/R	$ 116
4	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	110
4	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	108
4	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	104
3	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	99
4	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	106
98	0.000%, 7/01/51, 144A (5)	3/28 at 100.00	N/R	65,433
4	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	101
4	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	98
4	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	94
4	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	91
4	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	88
4	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	85
4	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	82
3	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	80
3	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	76
3	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	73
3	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	71
3	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	68
3	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	66
3	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	64
3	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	60
42	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	723
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	513,400
	University, Series 2012, 4.000%, 10/01/32
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	206,988
	Hollow Project. Series 2014, 5.125%, 10/01/34
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	1,031,570
	Oconomowoc, Inc. Project, Series 2018, 5.125%, 10/01/48
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	1,116,060
	ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	554,415
	Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB– (6)	592,257
	John’s Communities Inc., Series 2018A, 5.000%, 9/15/50 (Pre-refunded 9/15/23)
3,960	Total Wisconsin			4,082,686
$ 105,254	Total Long-Term Investments (cost $100,521,690)			$ 108,414,145

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.6%

	MUNICIPAL BONDS – 2.6%

	Louisiana – 2.6%
$ 3,000	Saint Charles Parish, Louisiana, Pollution Control Revenue Bonds, Shell Oil Company, Variable Rate
	Demand Obligations, Series 1992A, 0.070%, 10/01/22 (AMT)	10/21 at 100.00	Aa3	$ 3,000,000
3,000	Total Short-Term Investments (cost $3,000,000)			3,000,000
	Total Investments (cost $103,521,690) – 98.4%			111,414,145
	Other Assets Less Liabilities – 1.6%			1,776,856
	Net Assets Applicable to Common Shares – 100%			$ 113,191,001

Tables of Contents

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2021

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.8%
	MUNICIPAL BONDS – 135.6%
	Alabama – 0.5%
$ 340	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	BB–	$ 402,176
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	1,488,874
	10/01/48 – AGM Insured
1,690	Total Alabama			1,891,050
	Arizona – 0.7%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA- (4)	1,635,530
	Tender Option Bond Trust 3256. As of 6/4/2015 Converted to Trust 2015-XF2046, 17.802%,
	7/01/36 (Pre-refunded 1/01/22), 144A (IF) (11)
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	36,717
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
1,095	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	N/R	1,116,966
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	65,251
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
2,765	Total Arizona			2,854,464
	Arkansas – 0.6%
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	Ba3	2,179,280
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 12.1%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	210,013
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/29 at 100.00	AA–	10,428,600
	Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (11)
1,510	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,670,906
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	68,830
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
4,000	California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated	10/28 at 103.00	A–	3,991,960
	Group, Series 2021, 3.000%, 10/01/49 (UB) (11)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,812,350
1,712	5.500%, 12/01/54	12/24 at 100.00	BB	1,936,631
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,947,835
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,760	California Statewide Community Development Authority, Certificates of Participation,	1/28 at 100.00	BBB+	3,083,886
	Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	N/R (4)	402,172
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2021A:
5,000	4.000%, 1/15/46	1/31 at 100.00	A–	5,690,650
5,000	4.000%, 1/15/46 (UB) (11)	1/31 at 100.00	A–	5,690,650
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	11/21 at 22.64	CCC–	1,195,820
	Asset-Backed Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
$ 1,100	17.567%, 6/01/40, 144A (IF) (11)	6/25 at 100.00	AA–	$ 1,809,401
1,345	17.567%, 6/01/40 (Pre-refunded 6/01/25), 144A (IF)	6/25 at 100.00	N/R (4)	2,212,404
565	17.581%, 6/01/40, 144A (IF) (11)	6/25 at 100.00	AA–	929,685
685	17.581%, 6/01/40 (Pre-refunded 6/01/25), 144A (IF)	6/25 at 100.00	N/R (4)	1,127,140
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	AA–	232,956
	Series 2007B, 1.534%, 11/15/27 (3-Month LIBOR *0.67% reference rate + 1.450% spread) (5)
45,732	Total California			47,441,889
	Colorado – 2.7%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	855,870
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	284,870
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	910,962
	Series 2019A-2, 4.000%, 8/01/49 (UB) (11)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,916,000
	0.000%, 9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	AA–	593,546
4,030	6.500%, 11/15/38	No Opt. Call	AA–	6,125,076
10,325	Total Colorado			10,686,324
	Connecticut – 0.1%
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	412,476
	Hospital, Series 2012J, 5.000%, 7/01/37
	District of Columbia – 1.7%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A–	6,787,400
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
	Florida – 10.3%
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	1,075,490
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	352,833
	2019A, 5.000%, 6/15/39, 144A
150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	164,433
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,115,100
	University, Refunding Series 2013A, 5.625%, 6/01/33
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue
	Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,500	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,765,875
5,675	4.000%, 8/15/45 (UB) (11)	2/30 at 100.00	BBB+	6,278,536
4,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	4,859,910
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
4,210	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	11/21 at 104.00	N/R	4,266,961
	Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
1,000	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2021A-1, 4.000%,	10/31 at 100.00	N/R	1,154,080
	10/01/45 – AGM Insured (AMT) (UB) (11)
1,000	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Subordinate Series 2021B-1,	10/31 at 100.00	N/R	1,148,600
	4.000%, 10/01/46 (AMT) (UB) (11)

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
$ 1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	$ 473,690
4,200	0.000%, 10/01/47	10/29 at 52.89	BBB+	1,773,198
1,250	0.000%, 10/01/48	10/29 at 50.96	BBB+	508,038
1,000	0.000%, 10/01/49 (WI/DD, Settling 11/04/21)	10/29 at 49.08	BBB+	391,120
2,000	0.000%, 10/01/50	10/29 at 47.17	BBB+	749,940
7,475	0.000%, 10/01/52	10/29 at 43.62	BBB+	2,582,687
2,300	0.000%, 10/01/54	10/29 at 40.38	BBB+	734,597
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,029,240
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,053,460
205	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	233,821
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
720	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	818,266
	Series 2020B, 4.000%, 7/01/45
3,000	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2020A,	4/30 at 100.00	A–	3,363,360
	4.000%, 4/01/50
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	84,670
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/21 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (7)
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	350,994
	Series 2015-1, 0.000%, 5/01/40 (6)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	167,246
	Series 2015-2, 0.000%, 5/01/40 (6)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (7)
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,093,965
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
50,620	Total Florida			40,590,113
	Georgia – 0.2%
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	213,873
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A+	91,569
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A+	313,817
635	Total Georgia			619,259
	Guam – 5.7%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	220,607
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	2,039,127
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,773,693
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A– (4)	542,065
	Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
$ 2,500	5.000%, 12/01/28 (UB) (11)	12/26 at 100.00	BB	$ 2,939,800
1,750	5.000%, 12/01/30 (UB) (11)	12/26 at 100.00	BB	2,038,050
2,500	5.000%, 12/01/32 (UB) (11)	12/26 at 100.00	BB	2,900,000
1,750	5.000%, 12/01/34 (UB) (11)	12/26 at 100.00	BB	2,023,980
6,000	5.000%, 12/01/46 (UB) (11)	12/26 at 100.00	BB	6,829,920
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,144,310
19,760	Total Guam			22,451,552
	Illinois – 18.2%
910	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	919,091
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,017,950
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,495,811
	Project Series 2015C, 5.250%, 12/01/35
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,624,094
	Series 2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	993,680
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	910,070
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,121,100
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	322,339
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	161,080
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,791,704
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	399,903
770	5.000%, 1/01/38	1/26 at 100.00	BBB+	871,709
1,150	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,289,265
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (11)	1/29 at 100.00	BBB+	11,862,146
405	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	413,343
	3.000%, 5/15/47
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,009,340
	Series 2005, 6.000%, 12/01/24 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
1,540	17.855%, 9/01/38, 144A (IF) (11)	9/22 at 100.00	AA+	1,785,799
1,605	22.119%, 9/01/38, 144A (IF) (11)	9/22 at 100.00	AA+	1,924,556
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
150	17.967%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	172,748
690	17.967%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	794,639
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (11)	No Opt. Call	BBB	24,988,501
1,380	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB	1,559,552
2,125	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	2,346,765
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	2,848,720
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
190	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	BB–	194,573
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
67,760	Total Illinois			71,818,478

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.3%
$ 2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	$ 2,160,600
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+ (4)	1,612,200
	Project, Series 2013A, 5.000%, 7/01/35 (Pre-refunded 7/01/23) (AMT)
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	4,830,919
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54 (UB) (11)
400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	447,660
	2013, 7.000%, 1/01/44 (AMT)
8,275	Total Indiana			9,051,379
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	167,059
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,063,745
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,150	Total Iowa			1,230,804
	Kansas – 1.6%
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel,
	Refunding & improvement Series 2019:
2,085	5.000%, 3/01/44	3/29 at 100.00	BB–	2,204,992
640	5.000%, 3/01/49	3/29 at 100.00	BB–	675,674
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	2,027,415
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,281,499
7,420	Total Kansas			6,189,580
	Kentucky – 0.8%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA (4)	1,092,690
	Series 2013, 5.700%, 8/01/39 (Pre-refunded 8/01/23) – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,231,940
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,324,630
	Louisiana – 5.9%
500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	558,205
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,585	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/29 at 100.00	AA	3,062,269
	Bonds, Series 2019B, 4.000%, 12/01/38 – AGM Insured
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	2,183,400
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien
	Series 2014A, 4.375%, 2/01/39 (Pre-refunded 2/01/24)
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,405,075
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	1,707,735
	Project, Series 2020A, 4.000%, 5/15/49
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,178,170
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,120,610
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,417,667
	2008, 4.250%, 12/01/38

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 2,115	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	$ 2,126,929
	Foundation Project, Series 2011A, 7.750%, 12/15/31
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	0.000%, 10/01/31 (6)	No Opt. Call	Baa1	3,075,578
1,775	0.000%, 10/01/36 (6)	10/33 at 100.00	Baa1	1,960,647
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	1,172,320
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
330	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	335,742
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
21,160	Total Louisiana			23,304,347
	Maryland – 0.3%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater	7/31 at 100.00	A+	1,041,460
	Baltimore Medical Center, Series 2021A, 3.000%, 7/01/46 (UB) (11)
	Massachusetts – 0.9%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College,	10/26 at 100.00	Baa2	2,102,022
	Series 2016A, 5.000%, 10/01/34
705	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	724,994
	Series 2013, 5.000%, 7/01/25 (AMT)
1,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B, 2.125%,	4/31 at 100.00	Aa1	894,750
	4/01/51 (UB) (11)
3,505	Total Massachusetts			3,721,766
	Michigan – 0.0%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	11/21 at 100.00	A1	10,037
	7/01/34 – NPFG Insured
	Missouri – 0.2%
825	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	839,982
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	63,591
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
880	Total Missouri			903,573
	Montana – 0.8%
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,255	5.000%, 7/01/29	7/28 at 100.00	BBB	1,506,013
1,235	5.000%, 7/01/30	7/28 at 100.00	BBB	1,473,046
2,490	Total Montana			2,979,059
	National – 0.4%
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	1,618,928
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust, 23.377%, 9/01/42, 144A (IF) (11)
	New Jersey – 13.9%
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	Baa1	2,960,000
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
40	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (11)	6/25 at 100.00	N/R (4)	46,893
755	5.250%, 6/15/40 (UB) (11)	6/25 at 100.00	Baa1	863,018
2,175	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	Baa1	2,544,076
	2017DDD, 5.000%, 6/15/42

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds,
	Continental Airlines Inc., Series 1999:
$ 530	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	$ 551,322
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,714,053
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Baa3	2,503,377
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
9,640	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health	7/29 at 100.00	A+	10,145,714
	System Obligated Group, Series 2019, 3.000%, 7/01/49 (UB)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	14,081,600
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	18,315,450
	2018A, 5.000%, 12/15/34 (UB)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	869,103
	Bonds, Series 2018B, 5.000%, 6/01/46
55,200	Total New Jersey			54,594,606
	New York – 13.8%
500	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	561,450
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
350	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BB	368,564
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	1,537,755
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John	11/21 at 100.00	A–	1,003,590
	Fisher College, Series 2011, 6.000%, 6/01/34
1,000	New York City Housing Development Corp, 3.050%, 5/01/50 (UB)	5/27 at 100.00	AA+	1,018,210
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,000	2.000%, 1/01/38 – AGM Insured (UB)	1/31 at 100.00	AA	942,910
2,000	2.000%, 1/01/38 – AGM Insured	1/31 at 100.00	AA	1,885,820
2,855	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/37	8/30 at 100.00	AA	3,341,035
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World	11/24 at 100.00	N/R	555,540
	Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
10,000	New York State Urban Development Corp, 3.000%, 3/15/50 (UB)	9/31 at 100.00	AA+	10,406,800
15,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/29 at 100.00	AA+	15,619,050
	2019A, 3.000%, 3/15/49 (UB)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	4,299,880
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	2,333,182
1,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	Baa3	1,309,825
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/33 (AMT)
4,115	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	4,670,278
	Twenty-One Series 2020, 4.000%, 7/15/50 (AMT) (UB)
2,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	AA+	2,316,380
	Lien Series 2021C-3, 0.000%, 5/15/51 (UB)
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,318,926
51,175	Total New York			54,489,195
	North Carolina – 0.8%
1,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Refunding	6/31 at 100.00	AA+	1,058,326
	Series 2021A, 3.000%, 6/01/48 (UB)

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior
	Lien Series 2019:
$ 875	4.000%, 1/01/55 – AGM Insured	1/30 at 100.00	AA	$ 996,861
1,000	4.000%, 1/01/55	1/30 at 100.00	Aa1	1,117,020
2,875	Total North Carolina			3,172,207
	North Dakota – 1.0%
3,750	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/31 at 100.00	AA	3,834,037
	Obligated Group, Series 2021, 3.000%, 12/01/46 – AGM Insured
	Ohio – 7.3%
8,375	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	1,308,761
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
5,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	5,521,265
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
3,220	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	3,615,835
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
310	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	356,543
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,364,500
	2015, 5.000%, 5/15/40 (UB) (11)
295	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	293,097
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	7,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)
860	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	873,244
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33
	(Mandatory Put 6/01/22)
5,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series	7/31 at 100.00	A	5,108,300
	2021A, 3.000%, 1/15/46 (UB) (11)
375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	380,775
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
60	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	60,924
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
39,975	Total Ohio			28,890,744
	Oklahoma – 2.1%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
440	5.000%, 8/15/38	8/28 at 100.00	Baa3	528,026
5,000	5.500%, 8/15/52	8/28 at 100.00	Baa3	6,125,850
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/25 at 100.00	B–	1,669,770
	Refunding Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,940	Total Oklahoma			8,323,646
	Pennsylvania – 7.1%
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	BB–	1,505,625
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,067,252
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 2,500
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,033,020
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
	(Mandatory Put 4/01/21)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32 (UB) (11)	6/28 at 100.00	A1	4,867,920
2,260	5.000%, 6/01/33 (UB) (11)	6/28 at 100.00	A1	2,742,465
1,275	5.000%, 6/01/34 (UB) (11)	6/28 at 100.00	A1	1,543,273
1,975	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,261,414
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	144,825
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AAA	1,202,710
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation
	Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,524,895
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,602,540
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	Baa1	4,574,680
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47 (UB) (11)
25,720	Total Pennsylvania			28,073,119
	Puerto Rico – 3.3%
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	11/21 at 7.04	N/R	5,295,000
	0.000%, 5/15/57
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,035,640
	5.750%, 7/01/37
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	6.485%, 7/01/27 – AMBAC Insured (12MTA reference rate + 1.120% spread) (5)	No Opt. Call	N/R	967,890
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AAA	1,079,780
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
565	0.000%, 7/01/51	7/28 at 30.01	N/R	133,775
2,000	4.750%, 7/01/53	7/28 at 100.00	N/R	2,234,040
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,199,940
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
82,565	Total Puerto Rico			12,946,065
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	8,854,350
	Series 2016B, 5.000%, 12/01/46 (UB) (11)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	948,520
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	170,240
	5.000%, 2/01/24
1,155	Total Tennessee			1,118,760

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 3.1%
$ 80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	11/21 at 100.00	BB	$ 80,174
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
2,545	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	2,994,065
	2020A, 4.000%, 11/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	155,390
	Inc. Project, Series 2012B, 4.750%, 11/01/42
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	10/31 at 100.00	AA	1,041,690
	Bonds, Texas Childrens Hospital, Series 2021A, 3.000%, 10/01/51 (UB) (11)
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	Caa1	709,500
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project,
	Series 2015A, 5.000%, 7/01/47
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	700,000
	Bonds, Eden Home Inc., Series 2012, 4.293%, 12/15/47 (7)
1,445	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue	9/27 at 100.00	Aaa	1,558,346
	Bonds, Series 2018A, 4.250%, 9/01/48
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
3,600	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	3,998,664
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	892,093
11,450	Total Texas			12,129,922
	Virginia – 3.5%
5,595	Richmond, Virginia, Public Utility Revenue Bonds, Series 2020A, 4.000%, 1/15/38	1/30 at 100.00	Aa1	6,633,152
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/21 at 100.00	B–	2,011,120
	Bonds, Series 2007B1, 5.000%, 6/01/47
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E,	12/27 at 100.00	AA+	2,740,075
	4.150%, 12/01/49
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,359,678
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,041,350
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
12,260	Total Virginia			13,785,375
	Washington – 2.5%
5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	5,852,300
	10/01/31 (AMT) (UB) (11)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,736,340
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
135	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment	11/21 at 100.00	N/R	135,551
	Bonds, Series 2013, 5.750%, 4/01/43
8,290	Total Washington			9,724,191
	Wisconsin – 8.3%
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	26,025
	School, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	176,661
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A

Tables of Contents

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 69	0.000%, 1/01/46, 144A (7)	No Opt. Call	N/R	$ 2,226
68	0.000%, 1/01/47, 144A (7)	No Opt. Call	N/R	2,107
68	0.000%, 1/01/48, 144A (7)	No Opt. Call	N/R	2,055
67	0.000%, 1/01/49, 144A (7)	No Opt. Call	N/R	1,992
67	0.000%, 1/01/50, 144A (7)	No Opt. Call	N/R	1,884
73	0.000%, 1/01/51, 144A (7)	No Opt. Call	N/R	2,024
1,874	0.000%, 7/01/51, 144A (7)	3/28 at 100.00	N/R	1,249,177
72	0.000%, 1/01/52, 144A (7)	No Opt. Call	N/R	1,930
71	0.000%, 1/01/53, 144A (7)	No Opt. Call	N/R	1,866
71	0.000%, 1/01/54, 144A (7)	No Opt. Call	N/R	1,800
70	0.000%, 1/01/55, 144A (7)	No Opt. Call	N/R	1,735
69	0.000%, 1/01/56, 144A (7)	No Opt. Call	N/R	1,681
68	0.000%, 1/01/57, 144A (7)	No Opt. Call	N/R	1,621
67	0.000%, 1/01/58, 144A (7)	No Opt. Call	N/R	1,560
67	0.000%, 1/01/59, 144A (7)	No Opt. Call	N/R	1,520
67	0.000%, 1/01/60, 144A (7)	No Opt. Call	N/R	1,459
66	0.000%, 1/01/61, 144A (7)	No Opt. Call	N/R	1,397
65	0.000%, 1/01/62, 144A (7)	No Opt. Call	N/R	1,351
64	0.000%, 1/01/63, 144A (7)	No Opt. Call	N/R	1,302
64	0.000%, 1/01/64, 144A (7)	No Opt. Call	N/R	1,269
63	0.000%, 1/01/65, 144A (7)	No Opt. Call	N/R	1,217
62	0.000%, 1/01/66, 144A (7)	No Opt. Call	N/R	1,141
808	0.000%, 1/01/67, 144A (7)	No Opt. Call	N/R	13,804
1,690	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,805,528
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
1,350	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	1,481,841
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,	12/27 at 100.00	BBB–	189,275
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,184,345
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	801,750
	0.000%, 12/15/31
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert	10/22 at 100.00	AA	1,451,185
	Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118,
	17.039%, 4/01/42, 144A (IF) (11)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (11)	5/26 at 100.00	AA+	11,801,100
5,000	5.000%, 11/15/36 (UB) (11)	5/26 at 100.00	AA+	5,888,400
3,000	5.000%, 11/15/39 (UB) (11)	5/26 at 100.00	AA+	3,522,810
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (4)	29,113
	Clinic Inc., Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three
	Pillars Senior Living Communities, Refunding Series 2013:
85	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (4)	92,154
1,005	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB+ (4)	1,089,591
31,805	Total Wisconsin			32,837,896
$ 602,837	Total Municipal Bonds (cost $493,995,629)			533,881,961

Tables of Contents

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2021

Shares	Description (1)	Value
	COMMON STOCKS – 3.2%
	Electric Utilities – 3.2%
258,655	Energy Harbor Corp (8), (9), (10)	$ 12,383,108
	Total Common Stocks (cost $7,346,611)	12,383,108
	Total Long-Term Investments (cost $501,342,240)	546,265,069
	Floating Rate Obligations – (40.4)%	(158,917,000)
	Other Assets Less Liabilities – 1.6%	6,352,680
	Net Assets Applicable to Common Shares – 100%	$ 393,700,749

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Tables of Contents

Statement of Assets and Liabilities

October 31, 2021

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,949,493,410, $272,313,120,
$100,521,690 and $501,342,240, respectively)	$2,197,758,777	$310,998,754	$108,414,145	$546,265,069
Short-term investments, at value (cost approximates value)	—	—	3,000,000	—
Cash	965,494	932,971	1,924,494	87,312
Cash Collateral at brokers for investments in futures(1)	—	314,992	—	—
Receivable for:
Interest	23,097,471	2,999,338	1,267,797	7,856,770
Investments sold	24,750,000	—	571,744	7,466,393
Variation margin on futures contracts	—	10,359	—	—
Deferred offering costs	—	—	120,539	—
Other assets	499,436	3,833	216	34,757
Total assets	2,247,071,178	315,260,247	115,298,935	561,710,301
Liabilities
Borrowings	—	—	—	5,900,000
Floating rate obligations	29,705,000	3,185,000	—	158,917,000
Payable for:
Dividends	5,330,078	680,820	255,261	1,403,033
Interest	21,125	1,769	—	339,557
Investments purchased - when-issued/delayed-delivery settlement	7,029,072	—	1,651,107	1,011,667
Accrued expenses:
Management fees	780,249	145,703	58,066	289,915
Directors/Trustees fees	511,410	3,398	937	37,112
Custodian fees	233,069	64,374	26,358	59,678
Shelf offering costs	—	—	78,964	—
Other	285,615	86,983	37,241	51,590
Total liabilities	43,895,618	4,168,047	2,107,934	168,009,552
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$2,203,175,560	$311,092,200	$113,191,001	$393,700,749
Common shares outstanding	207,509,234	17,951,336	10,042,712	24,959,414
Net asset value (“NAV”) per common share outstanding	$ 10.62	$ 17.33	$ 11.27	$ 15.77
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,075,092	$ 179,513	$ 100,427	$ 249,594
Paid-in-surplus	1,963,201,136	268,657,661	105,241,089	347,239,933
Total distributable earnings	237,899,332	42,255,026	7,849,485	46,211,222
Net assets applicable to common shares	$2,203,175,560	$311,092,200	$113,191,001	$393,700,749
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Tables of Contents

Statement of Operations

Year Ended October 31, 2021

	NUV	NUW	NMI	NEV
Investment Income	$83,447,212	$ 9,790,485	$4,311,812	$21,686,227
Expenses
Management fees	9,429,451	1,645,952	657,423	3,422,325
Interest expense	176,199	21,164	87	865,723
Custodian fees	189,611	51,942	28,619	58,118
Directors/Trustees fees	64,940	9,200	3,172	11,809
Professional fees	129,763	60,547	35,382	57,904
Shareholder reporting expenses	177,973	31,433	20,159	37,618
Shareholder servicing agent fees	348,202	2,941	7,557	1,143
Stock exchange listing fees	56,247	7,040	7,115	6,758
Investor relations expenses	65,521	6,968	2,629	10,645
Reorganization expenses	—	162,909	—	—
Shelf offering expense	—	23,840	—	—
Other	32,147	19,443	32,351	12,780
Total expenses before fee waiver/expense reimbursement	10,670,054	2,043,379	794,494	4,484,823
Fee waiver/expense reimbursement	—	(11,920)	—	—
Net expenses	10,670,054	2,031,459	794,494	4,484,823
Net investment income (loss)	72,777,158	7,759,026	3,517,318	17,201,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,565,768	2,459,384	211,181	342,738
Futures contracts	—	726,757	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	22,668,067	5,037,877	1,485,410	24,590,671
Futures contracts	—	335,646	—	—
Net realized and unrealized gain (loss)	29,233,835	8,559,664	1,696,591	24,933,409
Net increase (decrease) in net assets applicable to common shares
from operations	$102,010,993	$16,318,690	$5,213,909	$42,134,813

See accompanying notes to financial statements.

Tables of Contents

Statement of Changes in Net Assets

	NUV		NUW
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/21	10/31/20	10/31/21	10/31/20
Operations
Net investment income (loss)	$ 72,777,158	$ 76,473,628	$ 7,759,026	$ 7,243,940
Net realized gain (loss) from:
Investments	6,565,768	(1,093,806)	2,459,384	2,179,755
Futures contracts	—	—	726,757	(2,192,608)
Change in net unrealized appreciation (depreciation) of:
Investments	22,668,067	(16,333,725)	5,037,877	(1,153,043)
Futures contracts	—	—	335,646	(91,878)
Net increase (decrease) in net assets applicable to common shares
from operations	102,010,993	59,046,097	16,318,690	5,986,166
Distributions to Common Shareholders
Dividends	(74,633,069)	(76,995,152)	(8,014,507)	(7,385,655)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(74,633,069)	(76,995,152)	(8,014,507)	(7,385,655)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	4,693,703	2,130,085	—	—
Issued in the Reorganizations	—	—	41,997,759	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	4,693,703	2,130,085	41,997,759	—
Net increase (decrease) in net assets applicable to common shares	32,071,627	(15,818,970)	50,301,942	(1,399,489)
Net assets applicable to common shares at the beginning of period	2,171,103,933	2,186,922,903	260,790,258	262,189,747
Net assets applicable to common shares at the end of period	$2,203,175,560	$2,171,103,933	$311,092,200	$260,790,258

See accompanying notes to financial statements.

Tables of Contents

Statement of Changes in Net Assets (continued)

		NMI			NEV
	Year Ended		Year Ended	Year Ended		Year Ended
	10/31/21		10/31/20	10/31/21		10/31/20
Operations
Net investment income (loss)	$ 3,517,318		$ 3,723,206	$ 17,201,404		$ 17,790,959
Net realized gain (loss) from:
Investments	211,181		(213,294)	342,738		10,934,726
Futures contracts	—		—	—		—
Change in net unrealized appreciation (depreciation) of:
Investments	1,485,410		(1,760,846)	24,590,671		(15,684,046)
Futures contracts	—		—	—		—
Net increase (decrease) in net assets applicable to common shares
from operations	5,213,909		1,749,066	42,134,813		13,041,639
Distributions to Common Shareholders
Dividends	(3,639,056)		(4,017,431)	(23,993,952)		(17,589,798)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(3,639,056)		(4,017,431)	(23,993,952)		(17,589,798)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	9,576,034		4,240,676	—		—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	115,887		129,581	147,345		—
Issued in the Reorganizations	—		—	—		—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	9,691,921		4,370,257	147,345		—
Net increase (decrease) in net assets applicable to common shares	11,266,774		2,101,892	18,288,206		(4,548,159)
Net assets applicable to common shares at the beginning of period	101,924,227		99,822,335	375,412,543		379,960,702
Net assets applicable to common shares at the end of period	$113,191,001		$101,924,227	$393,700,749		$375,412,543

See accompanying notes to financial statements.

Tables of Contents

Statement of Cash Flows

Year Ended October 31, 2021

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ 42,134,813
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(87,105,593)
Proceeds from sales and maturities of investments	67,520,075
Amortization (Accretion) of premiums and discounts, net	1,667,183
(Increase) Decrease in:
Receivable for interest	196,001
Receivable for investments sold	(7,466,393)
Other assets	(8,527)
Increase (Decrease) in:
Payable for interest	(129,100)
Investments purchased - when-issued/delayed-delivery settlement	(988,333)
Accrued Directors/Trustees fees	11,734
Accrued management fees	2,539
Accrued Custodian fees	36,490
Accrued other expenses	(1,445)
Net realized (gain) loss from investments	(215,877)
Change in net unrealized (appreciation) depreciation of investments	(24,717,532)
Net cash provided by (used in) operating activities	(9,063,965)
Cash Flow from Financing Activities:
Proceeds from floating rate obligations	20,990,000
Proceeds from borrowings	20,382,343
(Repayment of) borrowings	(14,482,343)
Cash distributions paid to common shareholders	(23,952,805)
Net cash provided by (used in) financing activities	2,937,195
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(6,126,770)
Cash and cash collateral at brokers at the beginning of period	6,214,082
Cash and cash collateral at brokers at the end of period	87,312

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest (excluding amortization of offering costs)	$ 991,725
Non-cash financing activities not included herein consists of reinvestments of common share distributions	147,345

See accompanying notes to financial statements.

Tables of Contents

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NUV
Year Ended 10/31:
2021	$10.48	$0.35	$ 0.15	$ 0.50	$(0.36)	$ —	$(0.36)	$ —	$ —	$10.62	$11.21
2020	10.57	0.37	(0.09)	0.28	(0.37)	—	(0.37)	—	—	10.48	10.81
2019	9.84	0.37	0.73	1.10	(0.37)	—	(0.37)	—	—	10.57	10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—	9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—	10.30	10.12

NUW
Year Ended 10/31:
2021	16.81	0.45	0.54	0.99	(0.47)	—	(0.47)	—*	—	17.33	16.76
2020	16.90	0.47	(0.08)	0.39	(0.48)	—	(0.48)	—	—	16.81	16.21
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01	16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01	15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02	16.99	17.17

(a)	Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Tables of Contents

				Common Share Supplemental Data/
				Ratio Applicable to Common Shares
	Common Share
	Total Returns			Ratios to Average Net Assets

		Based	Ending
Based		on	Net		Net	Portfolio
on		Share	Assets		Investment	Turnover
NAV(a)		Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

4.79%		7.19%	$2,203,176	0.48%	3.27%	11%
2.72		7.41	2,171,104	0.51	3.52	11
11.35		17.92	2,186,923	0.54	3.63	13
(0.71)		(5.55)	2,035,221	0.54	3.76	20
3.03		5.48	2,130,046	0.52	3.89	17

5.89		6.31	311,092	0.68(d)	2.60(d)	10
2.33		(0.77)	260,790	0.78(d)	2.79(d)	13
11.38		22.81	262,190	0.73	3.61	31
(1.31)		(11.54)	244,612	0.80	4.26	30
3.02		5.71	256,281	0.81	4.45	16

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2021	0.01%	2021	0.01%
2020	0.02	2020	0.01
2019	0.04	2019	0.07
2018	0.03	2018	0.10
2017	0.01	2017	0.06

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	During the period ended October 31, 2021 and October 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net
		Investment
NUW	Expenses	Income (Loss)
Year Ended 10/31:
2021	0.68%	2.60%
2020	0.82	2.75

* Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NMI
Year Ended 10/31:
2021	$11.08	$0.37	$ 0.20	$ 0.57	$(0.38)	$ —	$(0.38)	$ —	$ —	$11.27	$11.65
2020	11.32	0.41	(0.20)	0.21	(0.41)	(0.04)	(0.45)	—	—*	11.08	11.31
2019	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	—	—*	11.32	11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01	10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01	11.38	11.45

NEV
Year Ended 10/31:
2021	15.05	0.69	0.99	1.68	(0.73)	(0.23)	(0.96)	—	—	15.77	15.52
2020	15.23	0.71	(0.18)	0.53	(0.71)	—	(0.71)	—	—	15.05	14.61
2019	14.24	0.73	0.94	1.67	(0.68)	—	(0.68)	—	—	15.23	14.60
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—	14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28

(a)	Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

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				Common Share Supplemental Data/
				Ratio Applicable to Common Shares
	Common Share
	Total Returns			Ratios to Average Net Assets

		Based	Ending
Based		on	Net		Net	Portfolio
on		Share	Assets		Investment	Turnover
NAV(a)		Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

5.18%		6.51%	$113,191	0.73%	3.23%	15%
1.86		3.87	101,924	0.74	3.70	15
8.45		17.61	99,822	0.79	3.83	10
(0.05)		(8.14)	95,396	0.89	3.87	17
2.34		(2.04)	97,138	0.79	4.23	12

11.37		12.86	393,701	1.14	4.36	13
3.55		5.03	375,413	1.41	4.73	19
11.92		20.66	379,961	1.61	4.92	11
(0.17)		(5.93)	355,342	1.42	5.14	15
1.93		2.50	375,081	1.14	5.47	8

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2021	—%	2021	0.22%
2020	—	2020	0.45
2019	—	2019	0.61
2018	—	2018	0.40
2017	—	2017	0.17

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

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Notes to
Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Municipal Value Fund, Inc. (NUV)

• Nuveen AMT-Free Municipal Value Fund (NUW)

• Nuveen Municipal Income Fund, Inc. (NMI)

• Nuveen Enhanced Municipal Value Fund (NEV)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.

The end of the reporting period for the Funds is October 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganizations

Effective prior to the opening of business on March 8, 2021, Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) (the “Target Funds”) were reorganized into NUW (the “Acquiring Fund”) (the “Reorganizations”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganizations, each Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Details of the Reorganizations are further described in Note 10 – Fund Reorganizations.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions

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through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and

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Notes to Financial Statements (continued)

auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

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The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NUV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$2,197,758,777	$ —	$2,197,758,777
NUW
Long-Term Investments*:
Municipal Bonds	$ —	$ 310,295,662	$ —	$ 310,295,662
Common Stock	—	703,092***	—	703,092
Investments in Derivatives:
Futures Contracts****	510,933	—	—	510,933
Total	$ 510,933	$ 310,998,754	$ —	$ 311,509,687
NMI
Long-Term Investments*:
Municipal Bonds	$ —	$ 108,254,601	$159,544**	$ 108,414,145
Short-Term Investments*:
Municipal Bonds	—	3,000,000	—	3,000,000
Total	$ —	$ 111,254,601	$159,544	$ 111,414,145
NEV
Long-Term Investments*:
Municipal Bonds	$ —	$ 533,881,961	$ —	$ 533,881,961
Common Stock	—	12,383,108***	—	12,383,108
Total	$ —	$ 546,265,069	$ —	$ 546,265,069

*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

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Notes to Financial Statements (continued)

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$29,705,000	$3,185,000	$ —	$158,917,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,070,000	—	40,945,000
Total	$29,705,000	$4,255,000	$ —	$199,862,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$29,705,000	$4,060,384	$ —	$134,199,479
Average annual interest rate and fees	0.52%	0.52%	—%	0.64%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds.

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Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$29,705,000	$3,185,000	$ —	$158,917,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,070,000	—	38,435,000
Total	$29,705,000	$4,255,000	$ —	$197,352,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$242,622,743	$35,524,772	$21,480,130	$87,105,593
Sales and maturities	266,199,448	29,660,041	16,311,604	67,520,075

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal

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Notes to Financial Statements (continued)

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current reporting period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NUW
Average notional amount of futures contracts outstanding*	$31,846,442

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives			(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location		Value
NUW
Interest rate	Futures contracts	Receivable for variation margin	510,933	—		$ —
		on futures contracts*

*	Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$762,757	$335,646

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s

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Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUW		NMI
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/21	10/31/20
Additional authorized common shares	1,500,000*	1,500,000	2,200,000	2,200,000**
Common shares sold	—	—	834,470	371,496
Offering proceeds, net of offering costs	$—	$ —	$9,576,034	$4,240,676

*	Represents additional authorized common shares for the period November 1, 2020 through August 31, 2021.
**	Represents additional authorized common shares for the period September 23, 2020 through October 31, 2020. An additional 800,000 common shares were authorized for the period November 1, 2019 through March 8, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expense” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

NUW
	Year		Year
	Ended		Ended
	10/31/21		10/31/20
Common shares:
Issued in the Reorganizations	2,435,254		—

	NUV		NMI		NEV
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/21	10/31/20	10/31/21	10/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	434,220	199,565	10,201	11,464	9,346	—
Sold through shelf offering	—	—	834,470	371,496	—	—
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	—%	2.35%	1.73%	—%	—%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,915,531,333	$269,400,717	$103,438,408	$342,287,700
Gross unrealized:
Appreciation	$ 264,934,429	$ 39,629,197	$ 8,220,194	$ 48,862,037
Depreciation	(12,411,753)	(704,048)	(244,457)	(3,796,878)
Net unrealized appreciation (depreciation) of investments	$ 252,522,676	$ 38,925,149	$ 7,975,737	$ 45,065,159

Permanent differences, primarily due to taxable market discount, paydowns, reorganization adjustments, treatment of notional principal contracts, nondeductible reorganization expenses, and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2021, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2021, the Funds’ tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$8,387,576	$ 415,840	$139,993	$2,032,246
Undistributed net ordinary income[2]	942,228	538,802	—	17,233
Undistributed net long-term capital gains	—	3,075,337	4,909	506,792

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2021 and paid on November 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2021 and October 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income[3]	$73,442,393	$7,613,930	$3,573,719	$17,368,224
Distributions from net ordinary income[2]	1,190,676	400,577	65,337	3,045,287
Distributions from net long-term capital gains[4]	—	—	—	3,580,441
2020	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$74,458,618	$7,373,541	$3,701,146	$17,589,798
Distributions from net ordinary income[2]	2,536,534	12,114	813	—
Distributions from net long-term capital gains	—	—	315,472	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2021, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gains dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021.

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As of October 31, 2021, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

NUV
Not subject to expiration:
Short-term	$12,424,745
Long-term	5,718,145
Total	$18,142,890

During the Funds’ tax year ended October 31, 2021 the following Funds utilized capital loss carryforwards as follows:

	NUV	NUW	NMI
Utilized capital loss carryforwards	$6,427,498	$79,623	$213,024

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

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Notes to Financial Statements (continued)

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625
NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2021, the complex-level fee rate for each Fund was 0.1534%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

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During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NEV
Purchases	$2,044,492
Sales	—
Realized gain (loss)	—

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the”Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NEV
Maximum outstanding balance	$22,300,000	$118,287	$13,900,000

During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NUV	NUW	NEV
Utilization period (days outstanding)	41	4	9
Average daily balance outstanding	$12,640,256	$118,287	$7,047,596
Average annual interest rate	1.29%	1.40%	1.33%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

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Notes to Financial Statements (continued)

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Fund Reorganizations

The Reorganizations as previously described in Note 1 — General Information were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganizations, were as follows:

	NJV	NPN
Cost of investments	$15,136,850	$19,331,322
Fair value of investments	20,676,952	16,541,215
Net unrealized appreciation (depreciation) of investments	5,540,102	(2,790,107)

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

Target Fund - Prior to Reorganization into NUW	NJV
Common shares outstanding	1,524,357
Net assets applicable to common shares	$23,600,163
NAV per common share outstanding	$15.48

Target Fund - Prior to Reorganization into NUW	NPN
Common shares outstanding	1,219,222
Net assets applicable to common shares	$18,397,596
NAV per common share outstanding	$15.09

Acquiring Fund - Prior to Reorganization	NUW
Common shares outstanding	15,516,082
Net assets applicable to common shares	$267,585,890
NAV per common share outstanding	$17.25

Acquiring Fund - Post to Reorganization	NUW
Common shares outstanding	17,951,336
Net assets applicable to common shares	$309,583,649
NAV per common share outstanding	$17.25

Pro Forma Results of Operations (unaudited)

The beginning of the Target Funds’ current fiscal period were March 1, 2021. Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for each Fund’s current fiscal period, are as follows:

Acquiring Fund - Pro Forma Results from Operations	NUW
Net investment income (loss)	$ 8,074,153
Net realized and unrealized gains (losses)	9,469,616
Change in net assets resulting from operations	17,543,768

Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations of the Acquiring Fund since the Reorganizations were consummated.

Cost and Expenses

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

11. Subsequent Events

During December 2021, the Board approved a proposal that, if approved by shareholders, would result in the reorganization of NEV into Nuveen Municipal Credit Income Fund (NZF).

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Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

Investment Objectives

The Fund’s primary investment objective is current income exempt from federal income tax. The Fund’s secondary objective is the enhancement of portfolio value through selection of tax-exempt bonds and municipal market sectors. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which the Fund’s investment sub-adviser believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.

The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

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The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond (“TOB”) Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.

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Shareholder Update (Unaudited) (continued)

Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

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Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

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Shareholder Update (Unaudited) (continued)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. Generally, the Fund expects to be fully invested (at least 95% of its assets) in such municipal securities.

The Fund generally invests in municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting

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separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

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Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

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NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

Investment Objective

The Fund’s investment objective is a high level of current income exempt from federal income tax, which the Fund seeks to achieve by investing primarily in a diversified portfolio of tax-exempt municipal obligations.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

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Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

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The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

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Shareholder Update (Unaudited) (continued)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

The Fund will invest primarily in municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.
•	The Fund also may invest up to 20% of its Managed Assets in certain derivative instruments in pursuit of its investment objectives, excluding inverse floating rate securities. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

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Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Shareholder Update (Unaudited) (continued)

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

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PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

		Nuveen	Nuveen	Nuveen
	Nuveen	AMT-Free	Municipal	Enhanced
	Municipal	Municipal	Income	Municipal
	Value Fund, Inc.	Value Fund	Fund, Inc.	Value Fund
Risk	(NUV)	(NUW)	(NMI)	(NEV)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	--	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Defaulted and Distressed Securities Risk	X	--	--	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	--	X	X	--
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	--	X	--	--
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	--	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	--	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	--	--	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	--	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Unrated Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

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Shareholder Update (Unaudited) (continued)

		Nuveen	Nuveen	Nuveen
	Nuveen	AMT-Free	Municipal	Enhanced
	Municipal	Municipal	Income	Municipal
	Value Fund, Inc.	Value Fund	Fund, Inc.	Value Fund
Risk	(NUV)	(NUW)	(NMI)	(NEV)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	--	--	--	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Defaulted and Distressed Securities Risk. The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

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Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available

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exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

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Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

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Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

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Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from

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such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that the recently adopted Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

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Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

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Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

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CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

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Shareholder Update (Unaudited) (continued)

UPDATED DISCLOSURES FOR THE FUND WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2021.

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

Nuveen Municipal
Income Fund, Inc.
Shareholder Transaction Expenses	(NMI)
Maximum Sales Charge (as a percentage of offering price)	4.00%(1)
Dividend Reinvestment Plan Fees (2)	$2.50

(1)	A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.
(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Nuveen Municipal
Income Fund, Inc.
Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares) (1)	(NMI)
Management Fees	0.60%
Interest and Other Related Expenses (2)	0.00%(3)
Other Expenses (4)	0.13%
Total Annual Expenses	0.73%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2021.
(2)	Interest and Other Related Expenses reflect actual expenses and fees incurred by the Fund related to its temporary committed line of credit for the fiscal year ended October 31, 2021. The Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. During the fiscal year ended October 31, 2021, the Fund did not employ leverage through investments in inverse floating rate securities, but it did incur expenses related to its temporary committed line of credit as described in the Notes to Financial Statements (Note 9 – Borrowing Arrangements, Committed Line of Credit) of this annual report. “Actual Interest and Other Related Expenses” incurred in the future may be higher or lower. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).
(3)	Rounds to less than 0.01%.
(4)	Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$17
3 Years	$33
5 Years	$50
10 Years	$100

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Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$47
3 Years	$62
5 Years	$79
10 Years	$127

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$7
3 Years	$23
5 Years	$41
10 Years	$91

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares reported as of the end of the day on the New York Stock Exchange (NYSE), (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen Municipal Income Fund, Inc. (NMI)

						Premium / (Discount)
	Market Price			NAV		to NAV
Fiscal Quarter End	High	Low	High		Low	High	Low
October 2021	$12.00	$11.44	$11.56		$11.24	6.10%	1.15%
July 2021	$12.13	$11.52	$11.59		$11.34	5.66%	1.21%
April 2021	$11.63	$11.02	$11.50		$11.22	2.29%	(1.87)%
January 2021	$11.54	$11.07	$11.44		$11.08	2.23%	(2.12)%
October 2020	$12.00	$11.20	$11.29		$11.06	7.72%	(0.18)%
July 2020	$11.50	$10.17	$11.21		$10.59	3.14%	(4.83)%
April 2020	$11.74	$9.35	$11.57		$10.18	7.61%	(13.10)%
January 2020	$11.63	$11.17	$11.41		$11.25	1.94%	(1.24)%

The following table shows, as of October 31, 2021, the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

Nuveen Municipal
Income Fund, Inc.
October 31, 2021	(NMI)
NAV per Common Share	$11.27
Market Price	$11.65
Percentage of Premium/(Discount) to NAV per Common Share	3.37%
Net Assets Attributable to Common Shares	$113,191,001

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Shareholder Update (Unaudited) (continued)

Shares of closed-end investment companies, including those of the Fund, may frequently trade at prices lower than NAV. The Fund’s Board of Directors (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2021, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

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Additional Fund Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms Used in this Report (Unaudited)

• Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

• Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

• Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

• Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

• Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

• Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

• Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

• Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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• Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

• S&P Municipal Bond Index: A market value-weighted index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

• Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

• Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees or Directors, as applicable (collectively, the “Board”and each Trustee or Director, a “Board Member”), of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the

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complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

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•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services

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provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

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The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020 and although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the five-year period ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the five-year period ended March 31, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods, the Fund outperformed its benchmark for such periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Municipal Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and second quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020. The Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021 but the Fund outperformed its benchmark for

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the one- and five-year periods ended March 31, 2021. While the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, it ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the third quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one- and five-year periods. In addition, the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, but the Fund ranked in the second quartile for the one-year period and the third quartile for the five-year period ended May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020, and the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended December 31, 2020. The Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

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With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that the Municipal Value Fund, the AMT-Free Municipal Fund and the Municipal Income Fund each had a net management fee and a net expense ratio below its respective peer averages, and the Enhanced Municipal Fund had a net management fee in line with its peer average and a net expense ratio below its peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although

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economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 60606	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 60606		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 60606		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 60606		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

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Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 60606		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director,
Global General Counsel and Corporate Secretary, Barclays Global Investors
(global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel, The
White House (1986-1989); Member of the Board of Directors, Baltic-American
Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 60606		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the
Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 60606		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 60606		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight
Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Tables of Contents

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 60606		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive Board Member		2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 60606		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	142
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 60606		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Tables of Contents

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 60606	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 60606	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President		(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 60606	and Treasurer	2016

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 60606

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 60606			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 60606	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Tables of Contents

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly,Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly,
333 W. Wacker Drive	and Assistant	2008	Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate
Chicago, IL 60606	Secretary		General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020);
Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice
President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 60606

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-1021D 1936997-INV-Y-12/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2021	$35,855	$19,250	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2020	$22,860	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2021	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2020	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2021	$0	$0	$0	$0
October 31, 2020	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser"). The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal fixed income strategies, which encompasses customized institutional portfolios and closed-end funds.  In addition, he manages a number of intermediate and long duration tax-exempt state and national strategies for both open-end and closed-end funds.  He also serves on the Custom Fixed Income Solutions team, which sets asset allocation across multi-sector portfolios.  Prior to his current role, he served as a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	10	$6.61 billion
	Other Pooled Investment Vehicles	20	$5.19 billion
	Other Accounts	38	$13.29 billion
*	Assets are as of October 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NUW SECURITIES AS OF OCTOBER 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Value Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: October 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: October 7, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: October 7, 2022